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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2015 through October 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                       Pioneer High
                       Yield Fund

--------------------------------------------------------------------------------
                       Annual Report | October 31, 2016
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     TAHYX
                       Class C     PYICX
                       Class R     TYHRX
                       Class Y     TYHYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          46

Notes to Financial Statements                                                 54

Report of Independent Registered Public Accounting Firm                       68

Approval of Investment Advisory Agreement                                     70

Trustees, Officers and Service Providers                                      75

                            Pioneer High Yield Fund | Annual Report | 10/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through September 30, 2016, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining government bond yields at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product
(GDP) grew at a rate of approximately 1.2% in the first half of 2016, but GDP growth registered a strong uptick in the third quarter of the year, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields, as noted earlier, had been near zero for most of the year and offered minimal opportunity to produce income. However, recent developments such as the Federal Reserve's decision to increase the Federal funds rate before the end of 2016 have driven yields slightly higher. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape. Donald Trump's surprising victory in the November U.S. presidential election seems to have sparked a late-year market rally, given the pro-growth proposals he promoted on the campaign trail, but it is unclear just how many of his policy initiatives will be implemented. In addition, continued challenges with Brexit and other geopolitical issues have the potential to increase market volatility going forward. Against this backdrop, investors are likely to face ongoing challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

2 Pioneer High Yield Fund | Annual Report | 10/31/16

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 19, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                            Pioneer High Yield Fund | Annual Report | 10/31/16 3

Portfolio Management Discussion | 10/31/16

In the following discussion, portfolio manager Tracy Wright discusses the factors that affected the performance of Pioneer High Yield Fund during the 12-month period ended October 31, 2016. Ms. Wright, lead portfolio manager of the Fund, a senior vice president and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2016?

A Pioneer High Yield Fund's Class A shares returned 7.29% at net asset value during the 12-month period ended October 31, 2016, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index and the BofA ML All-Convertibles Speculative Quality Index, returned 10.16% and 7.42%, respectively. During the same period, the average return of the 660 mutual funds in Lipper's High Yield Funds category was 7.01%, and the average return of the 772 mutual funds in Morningstar's High Yield Bond Funds category was 6.95%.

Q How would you describe the market environment for high-yield bonds during the 12-month period ended October 31, 2016?

A High-yield bonds, in aggregate, experienced strong positive returns for the 12-month period, despite extraordinary swings in both credit-market sentiment and prices within the asset class early in the period. As the period opened, unease over the implications of slowing economic growth in China for the global economy manifested itself in the form of declining prices for oil and other commodities. With U.S. wages finally beginning to show signs of a meaningful pick-up, markets had settled on the U.S. Federal Reserve's (the Fed's) December 16, 2015, Open Market Committee meeting as the likely occasion for the start of a rate-hiking cycle. While certainly not a positive for bonds overall, or high-yield issues in particular, the subsequent 25 basis point (0.25%) increase in the Federal funds rate was met with relative equanimity by investors, as indications were that future rate increases would be implemented at a gradual pace.

     During December 2015, the high-yield market came under pressure from the forced liquidation of distressed credit funds. Many of those vehicles had placed bets in illiquid securities as well as on beaten-down Puerto Rico and energy-related issues. January 2016 also saw so-called "risk" assets punished on a resurgence of earlier market concerns about China's slowing growth rate and a further slide in energy prices. High-yield bonds would remain

4 Pioneer High Yield Fund | Annual Report | 10/31/16 under pressure through the early part of February 2016, with default fears rising, especially with regard to distressed sectors such as energy and metals & mining.

     As February progressed, however, credit sentiment rebounded strongly as the Fed signaled that it was prepared to push back the timetable for further rate hikes and central banks overseas engaged in unprecedented measures designed to stimulate growth. Increased hopes of fiscal stimulus in China and a meaningful recovery in oil prices from their January lows also helped to boost investor sentiment. Those developments, coupled with balance-sheet restructurings among issuers of certain energy credits and a renewed focus on addressing leverage/reducing debt within the metals & mining sector set the stage for high-yield bonds to rally over the last several months of the 12-month period. As commodity prices rebounded and higher default levels failed to materialize, investors once again became comfortable with investing in the high-yield asset class. While market volatility temporarily spiked due to unease over June's "Brexit" vote in the United Kingdom, in which citizens there chose to leave the European Union, and then later in the period over the contentious U.S. election campaign, in both cases the markets returned to their "risk-on" modes in short order.

Q Can you review your principal strategies in managing the Fund during the 12-month period ended October 31, 2016, and the degree to which they added to or detracted from benchmark-relative returns?

A With respect to the Fund's core allocation to high-yield bonds, we maintained underweight exposure to the basic materials sector, which includes such industries as metals & mining, forestry, and chemicals. The underweight detracted from the Fund's benchmark-relative returns during the period as metals & mining companies benefited from a strengthening in commodity prices. Overall security selection within high yield was essentially a neutral factor in the Fund's benchmark-relative performance, as positioning within telecommunications, utilities, and services contributed positively to relative returns, while the portfolio's holdings in energy, basic materials, and media lagged.

     In other asset classes, we maintained a non-benchmark allocation to convertible bonds in the portfolio, with a focus on sectors not well represented within high yield, or where we saw better valuations than those available in the high-yield market. The allocation to convertibles detracted from the Fund's benchmark-relative returns during the period, despite strong security selection results within the group. In addition, the portfolio's non-benchmark allocations to equities and bank loans detracted from benchmark-relative results. Despite the relative underperformance of those

                            Pioneer High Yield Fund | Annual Report | 10/31/16 5 positions during the period, we continue to believe the portfolio's modest, out-of-benchmark exposures to convertibles, equities, and bank loans help to improve the Fund's total return profile over the long term.

     With regard to portfolio quality, the Fund's benchmark-relative performance was constrained during the period by its below-benchmark exposure to lower-quality, CCC-rated and distressed issues, which rebounded sharply over the last several months of the period.

     As for individual portfolio positions, the debt of Williams Companies, a midstream pipeline company in the energy sector, was a leading positive contributor to the Fund's benchmark-relative performance during the period. We invested in the Williams credit after it became a "fallen angel" in the wake of a credit-rating downgrade from investment grade to high yield. In addition, a portfolio position in Scientific Games International helped the Fund's benchmark-relative performance, as a change in company management led to restructuring initiatives and improved results.

     On the downside, the Fund's exposure to distressed energy companies such as Linn Energy and Vanguard Natural Resources detracted from benchmark-relative results. We exited the positions prior to each company filing for bankruptcy protection. Finally, our decision to sell the Fund's position in EP Energy also hurt benchmark-relative performance, as we exited the issue prior to the recovery in the energy sector.

Q Can you discuss the factors that affected the Fund's income-generation, or yield, during the 12-month period ended October 31, 2016?

A The Fund's income-generation and distributions to shareholders remained relatively stable over the 12 months. Positions in convertible securities and common stocks did result in the Fund's having a lower yield during the period as compared with portfolios comprised entirely of high-yield bonds; but, as we noted earlier, we believe the Fund's allocations to those non-benchmark asset classes help to improve its long-term total return profile.

Q What role did derivatives play in the Fund's investment process and results during the 12-month period ended October 31, 2016?

A We utilized credit-default-swap indices in the portfolio in order to maintain the desired level of exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The strategy had a neutral impact on the Fund's performance over the 12-month period.

6 Pioneer High Yield Fund | Annual Report | 10/31/16

Q    What is your assessment of the current climate for fixed-income investing?

A Despite the extraordinary swings in market sentiment experienced over the last 12 months, amid muted economic activity overseas and persistent geopolitical uncertainties, we maintain a constructive outlook with respect to the U.S. economy and overall corporate credit fundamentals. Outside of energy, the default rate for high-yield bonds has remained below historical averages, and it is likely that energy-related defaults have peaked and should begin to trend downward.

     Expectations are that the Fed will raise interest rates again in December, and we will be watching the course of future rate increases closely. However, the overall expectation continues to be that the Fed's rate-hiking cycle will be gradual and measured in nature. With a new administration going to Washington in January, we will be closely monitoring policy proposals pertaining to taxation and health care. While high-yield valuations have rebounded sharply from their lows of February 2016, on balance, we believe conditions are supportive of the high-yield asset class, and we feel the Fund's positioning reflects that sentiment.

                            Pioneer High Yield Fund | Annual Report | 10/31/16 7

Please refer to the Schedule of Investments on pages 17-45 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer High Yield Fund | Annual Report | 10/31/16

Portfolio Summary | 10/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       58.1%
Convertible Corporate Bonds                                                11.5%
International Corporate Bonds                                               9.3%
Senior Secured Loans                                                        6.4%
U.S. Common Stocks                                                          4.6%
U.S. Government Securities                                                  3.6%
Collateralized Mortgage Obligations                                         2.0%
Convertible Preferred Stocks                                                1.3%
Temporary Cash Investment                                                   1.0%
Municipal Bonds                                                             0.9%
International Preferred Stocks                                              0.8%
International Common Stocks                                                 0.2%
U.S. Preferred Stocks                                                       0.2%
Asset Backed Securities                                                     0.1%

* Includes investments in insurance-linked securities totaling 4.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Sprint Corp., 7.25%, 9/15/21                                              1.86%
-----------------------------------------------------------------------------------
 2. United States Treasury Floating Rate Note, Floating Rate Note, 4/30/18    1.51
-----------------------------------------------------------------------------------
 3. Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                             1.36
-----------------------------------------------------------------------------------
 4. HCA, Inc., 5.375%, 2/1/25                                                 1.27
-----------------------------------------------------------------------------------
 5. Scientific Games International, Inc., 10.0%, 12/1/22                      0.99
-----------------------------------------------------------------------------------
 6. Frontier Communications Corp., 8.5%, 4/15/20                              0.92
-----------------------------------------------------------------------------------
 7. U.S. Treasury Bills, 11/25/16                                             0.92
-----------------------------------------------------------------------------------
 8. Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)       0.88
-----------------------------------------------------------------------------------
 9. Videotron, Ltd., 5.375%, 6/15/24 (144A)                                   0.87
-----------------------------------------------------------------------------------
10. KB Home, 7.0%, 12/15/21                                                   0.83
-----------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                            Pioneer High Yield Fund | Annual Report | 10/31/16 9

Prices and Distributions | 10/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/16                    10/31/15
--------------------------------------------------------------------------------
          A                           $ 9.43                      $ 9.33
--------------------------------------------------------------------------------
          C                           $ 9.63                      $ 9.52
--------------------------------------------------------------------------------
          R                           $10.68                      $10.53
--------------------------------------------------------------------------------
          Y                           $ 9.44                      $ 9.34
--------------------------------------------------------------------------------

Distributions per Share: 11/1/15-10/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term       Long-Term
         Class            Income           Capital Gains    Capital Gains
--------------------------------------------------------------------------------
          A              $0.4751                $--           $0.0655
--------------------------------------------------------------------------------
          C              $0.4182                $--           $0.0655
--------------------------------------------------------------------------------
          R              $0.4929                $--           $0.0655
--------------------------------------------------------------------------------
          Y              $0.5034                $--           $0.0655
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S.
convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer High Yield Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
             Net     Public     BofA ML     BofA ML All-
             Asset   Offering   U.S. High   Convertibles
             Value   Price      Yield       Speculative
Period       (NAV)   (POP)      Index       Quality Index
--------------------------------------------------------------------------------
10 years     5.91%   5.42%       7.46%      6.23%
5 years      6.37    5.39        7.07       8.45
1 year       7.29    2.46       10.16       7.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High    BofA ML U.S.        BofA ML All-Convertibles
               Yield Fund      High Yield Index    Speculative Quality Index
10/06          $ 9,550         $10,000             $10,000
10/07          $10,805         $10,685             $11,520
10/08          $ 7,317         $ 7,851             $ 6,114
10/09          $10,083         $11,682             $ 9,587
10/10          $12,065         $13,928             $12,118
10/11          $12,451         $14,603             $12,193
10/12          $13,902         $16,527             $13,386
10/13          $15,782         $17,986             $16,389
10/14          $16,290         $19,038             $18,153
10/15          $15,805         $18,648             $17,031
10/16          $16,958         $20,543             $18,294

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 11

Performance Update | 10/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                                BofA ML     BofA ML All-
                                U.S. High   Convertibles
             If      If         Yield       Speculative
Period       Held    Redeemed   Index       Quality Index
--------------------------------------------------------------------------------
10 years     5.20%   5.20%       7.46%      6.23%
5 years      5.65    5.65        7.07       8.45
1 year       6.60    6.60       10.16       7.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High    BofA ML U.S.        BofA ML All-Convertibles
               Yield Fund      High Yield Index    Speculative Quality Index
10/06          $10,000         $10,000             $10,000
10/07          $11,236         $10,685             $11,520
10/08          $ 7,553         $ 7,851             $ 6,114
10/09          $10,348         $11,682             $ 9,587
10/10          $12,293         $13,928             $12,118
10/11          $12,611         $14,603             $12,193
10/12          $13,979         $16,527             $13,386
10/13          $15,778         $17,986             $16,389
10/14          $16,158         $19,038             $18,153
10/15          $15,570         $18,648             $17,031
10/16          $16,597         $20,543             $18,294

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Yield Fund | Annual Report | 10/31/16

Performance Update | 10/31/16                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                Net     BofA ML    BofA ML All-
                Asset   U.S. High  Convertibles
                Value   Yield      Speculative
Period          (NAV)   Index      Quality Index
--------------------------------------------------------------------------------
10 years        5.63%    7.46%     6.23%
5 years         6.02     7.07      8.45
1 year          7.11    10.16      7.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.51%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High    BofA ML U.S.        BofA ML All-Convertibles
               Yield Fund      High Yield Index    Speculative Quality Index
10/06          $10,000         $10,000             $10,000
10/07          $11,276         $10,685             $11,520
10/08          $ 7,627         $ 7,851             $ 6,114
10/09          $10,505         $11,682             $ 9,587
10/10          $12,534         $13,928             $12,118
10/11          $12,914         $14,603             $12,193
10/12          $14,349         $16,527             $13,386
10/13          $16,249         $17,986             $16,389
10/14          $16,708         $19,038             $18,153
10/15          $16,147         $18,648             $17,031
10/16          $17,295         $20,543             $18,294

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 13

Performance Update | 10/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. High Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2016)
--------------------------------------------------------------------------------
                  Net     BofA ML    BofA ML All-
                  Asset   U.S. High  Convertibles
                  Value   Yield      Speculative
Period            (NAV)   Index      Quality Index
--------------------------------------------------------------------------------
10 years          6.33%   7.46%      6.23%
5 years           6.72    7.07       8.45
1 year            7.62    10.16      7.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer High    BofA ML U.S.        BofA ML All-Convertibles
               Yield Fund      High Yield Index    Speculative Quality Index
10/06          $5,000,000      $ 5,000,000         $5,000,000
10/07          $5,673,921      $ 5,342,337         $5,759,951
10/08          $3,870,019      $ 3,925,705         $3,057,060
10/09          $5,363,300      $ 5,840,931         $4,793,649
10/10          $6,444,372      $ 6,963,849         $6,059,035
10/11          $6,673,132      $ 7,301,316         $6,096,682
10/12          $7,475,233      $ 8,263,659         $6,693,219
10/13          $8,519,781      $ 8,993,087         $8,194,586
10/14          $8,821,902      $ 9,519,210         $9,076,311
10/15          $8,584,420      $ 9,323,910         $8,515,256
10/16          $9,238,604      $10,271,647         $9,147,134

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Yield Fund | Annual Report | 10/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2016, through October 31, 2016.

---------------------------------------------------------------------------------
Share Class                         A             C            R            Y
---------------------------------------------------------------------------------
Beginning Account               $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/16
---------------------------------------------------------------------------------
Ending Account                  $1,067.88     $1,064.40    $1,066.83    $1,069.46
Value (after expenses)
on 10/31/16
---------------------------------------------------------------------------------
Expenses Paid                   $    6.08     $    9.76    $    7.74    $    4.53
During Period*
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%, 1.88%, 1.49% and 0.87% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                           Pioneer High Yield Fund | Annual Report | 10/31/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2016, through October 31, 2016.

---------------------------------------------------------------------------------
Share Class                         A             C            R            Y
---------------------------------------------------------------------------------
Beginning Account               $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/16
---------------------------------------------------------------------------------
Ending Account                  $1,019.25     $1,015.69    $1,017.65    $1,020.76
Value (after expenses)
on 10/31/16
---------------------------------------------------------------------------------
Expenses Paid                   $    5.94     $    9.53    $    7.56    $    4.42
During Period*
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%, 1.88%, 1.49% and 0.87% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Annual Report | 10/31/16

Schedule of Investments | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  CONVERTIBLE CORPORATE BONDS -- 11.5%
                                  ENERGY -- 1.0%
                                  Oil & Gas Equipment & Services -- 0.2%
        2,170,000                 SEACOR Holdings, Inc., 3.0%, 11/15/28                  $     1,745,494
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 0.8%
        1,335,000                 Chesapeake Energy Corp., 5.5%,
                                  10/5/26 (144A)                                         $     1,253,231
        5,065,000                 Cobalt International Energy, Inc.,
                                  2.625%, 12/1/19                                              2,329,900
        5,930,000                 Whiting Petroleum Corp., 1.25%, 4/1/20                       4,973,788
          141,060                 Whiting Petroleum Corp., 6.25%, 4/1/23                         138,238
                                                                                         ---------------
                                                                                         $     8,695,157
--------------------------------------------------------------------------------------------------------
                                  Coal & Consumable Fuels -- 0.0%+
        4,705,000                 Alpha Natural Resources, Inc., 3.75%,
                                  12/15/17 (e)                                           $       223,488
                                                                                         ---------------
                                  Total Energy                                           $    10,664,139
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 0.1%
                                  Diversified Metals & Mining -- 0.1%
        1,075,000                 RTI International Metals, Inc., 1.625%,
                                  10/15/19                                               $     1,109,266
                                                                                         ---------------
                                  Total Materials                                        $     1,109,266
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 1.2%
                                  Aerospace & Defense -- 0.1%
        1,150,000                 The KEYW Holding Corp., 2.5%, 7/15/19                  $     1,096,094
--------------------------------------------------------------------------------------------------------
                                  Construction & Engineering -- 0.5%
        3,760,000                 Dycom Industries, Inc., 0.75%, 9/15/21                 $     4,027,900
        1,100,000                 Tutor Perini Corp., 2.875%, 6/15/21 (144A)                   1,094,500
                                                                                         ---------------
                                                                                         $     5,122,400
--------------------------------------------------------------------------------------------------------
                                  Electrical Components & Equipment -- 0.6%
       10,874,000                 General Cable Corp., 4.5%, 11/15/29 (Step)             $     7,006,934
                                                                                         ---------------
                                  Total Capital Goods                                    $    13,225,428
--------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 0.1%
                                  Airport Services -- 0.1%
        1,250,000                 Macquarie Infrastructure Corporation,
                                  2.0%, 10/1/23                                          $     1,255,469
                                                                                         ---------------
                                  Total Transportation                                   $     1,255,469
--------------------------------------------------------------------------------------------------------
                                  CONSUMER DURABLES & APPAREL -- 0.4%
                                  Homebuilding -- 0.4%
        4,630,000                 KB Home, 1.375%, 2/1/19                                $     4,444,800
                                                                                         ---------------
                                  Total Consumer Durables & Apparel                      $     4,444,800
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 17

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 0.4%
                                  Specialized Consumer Services -- 0.4%
        2,710,000                 Ascent Capital Group, Inc., 4.0%, 7/15/20              $     1,961,362
        2,195,000                 Carriage Services, Inc., 2.75%, 3/15/21                      2,562,662
                                                                                         ---------------
                                                                                         $     4,524,024
                                                                                         ---------------
                                  Total Consumer Services                                $     4,524,024
--------------------------------------------------------------------------------------------------------
                                  MEDIA -- 0.4%
                                  Cable & Satellite -- 0.4%
        2,760,000                 DISH Network Corp., 3.375%, 8/15/26 (144A)             $     3,161,925
        1,575,000                 Liberty Media Corp., 1.375%, 10/15/23                        1,611,422
                                                                                         ---------------
                                                                                         $     4,773,347
                                                                                         ---------------
                                  Total Media                                            $     4,773,347
--------------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.5%
                                  Internet Retail -- 0.5%
        1,320,000                 Ctrip.com International, Ltd., 1.25%,
                                  9/15/22 (144A)                                         $     1,296,900
        4,455,000                 Shutterfly, Inc., 0.25%, 5/15/18                             4,457,784
                                                                                         ---------------
                                                                                         $     5,754,684
                                                                                         ---------------
                                  Total Retailing                                        $     5,754,684
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 1.5%
                                  Health Care Equipment -- 1.1%
        3,170,000                 Insulet Corp., 1.25%, 9/15/21 (144A)                   $     2,954,044
        3,620,000                 NuVasive, Inc., 2.25%, 3/15/21 (144A)                        4,289,700
        4,540,000                 Wright Medical Group, Inc., 2.0%, 2/15/20                    4,644,988
                                                                                         ---------------
                                                                                         $    11,888,732
--------------------------------------------------------------------------------------------------------
                                  Health Care Supplies -- 0.4%
        2,015,000                 Endologix, Inc., 2.25%, 12/15/18                       $     1,870,172
        1,390,000                 Endologix, Inc., 3.25%, 11/1/20                              1,612,400
          935,000                 Quidel Corp., 3.25%, 12/15/20                                  894,678
                                                                                         ---------------
                                                                                         $     4,377,250
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $    16,265,982
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 3.0%
                                  Biotechnology -- 1.7%
        1,920,000                 BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20          $     2,236,800
        4,000,000                 Cepheid, 1.25%, 2/1/21                                       4,142,500
        2,815,000                 Emergent BioSolutions, Inc., 2.875%, 1/15/21                 3,198,544
        4,270,000                 Ironwood Pharmaceuticals, Inc., 2.25%, 6/15/22               4,502,181
        4,538,000                 PDL BioPharma, Inc., 4.0%, 2/1/18                            4,387,679
                                                                                         ---------------
                                                                                         $    18,467,704
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Pharmaceuticals -- 1.2%
        7,215,000                 Innoviva, Inc., 2.125%, 1/15/23                        $     6,033,544
        3,570,000                 Jazz Investments I, Ltd., 1.875%, 8/15/21                    3,538,762
        2,455,000                 The Medicines Co., 2.5%, 1/15/22                             2,907,641
          780,000                 The Medicines Co., 2.75%, 7/15/23 (144A)                       740,025
                                                                                         ---------------
                                                                                         $    13,219,972
--------------------------------------------------------------------------------------------------------
                                  Life Sciences Tools & Services -- 0.1%
        1,415,000                 Albany Molecular Research, Inc., 2.25%,
                                  11/15/18                                               $     1,615,753
                                                                                         ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                          $    33,303,429
--------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 2.0%
                                  Internet Software & Services -- 0.4%
        3,290,000                 WebMD Health Corp., 2.5%, 1/31/18                      $     3,403,094
          615,000                 WebMD Health Corp., 2.625%, 6/15/23 (144A)                     593,475
                                                                                         ---------------
                                                                                         $     3,996,569
--------------------------------------------------------------------------------------------------------
                                  Data Processing & Outsourced Services -- 0.3%
        2,690,000                 Cardtronics, Inc., 1.0%, 12/1/20                       $     3,012,800
--------------------------------------------------------------------------------------------------------
                                  Application Software -- 1.2%
        1,840,000                 Citrix Systems, Inc., 0.5%, 4/15/19                    $     2,064,250
        5,130,000                 Mentor Graphics Corp., 4.0%, 4/1/31                          7,476,975
        1,700,000                 Nuance Communications, Inc., 1.0%,
                                  12/15/35 (144A)                                              1,473,688
        2,785,000                 Synchronoss Technologies, Inc., 0.75%, 8/15/19               2,870,291
                                                                                         ---------------
                                                                                         $    13,885,204
--------------------------------------------------------------------------------------------------------
                                  Systems Software -- 0.1%
          595,000                 FireEye, Inc., 1.0%, 6/1/35                            $       541,822
          595,000                 FireEye, Inc., 1.625%, 6/1/35                                  534,384
                                                                                         ---------------
                                                                                         $     1,076,206
                                                                                         ---------------
                                  Total Software & Services                              $    21,970,779
--------------------------------------------------------------------------------------------------------
                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                  Communications Equipment -- 0.4%
        2,595,000                 Brocade Communications Systems, Inc.,
                                  1.375%, 1/1/20                                         $     2,572,294
        1,040,000                 Finisar Corp., 0.5%, 12/15/33                                1,175,850
                                                                                         ---------------
                                                                                         $     3,748,144
                                                                                         ---------------
                                  Total Technology Hardware & Equipment                  $     3,748,144
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 19

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 0.5%
                                  Semiconductors -- 0.5%
        4,885,000                 ON Semiconductor Corp., 1.0%, 12/1/20                  $     4,875,841
                                                                                         ---------------
                                  Total Semiconductors & Semiconductor
                                  Equipment                                              $     4,875,841
--------------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $132,029,091)                                    $   125,915,332
--------------------------------------------------------------------------------------------------------
                                  PREFERRED STOCKS -- 0.3%
                                  TRANSPORTATION -- 0.1%
                                  Air Freight & Logistics -- 0.1%
            4,940                 CEVA Group Plc, 12/31/14 (d)*                          $       988,010
                                                                                         ---------------
                                  Total Transportation                                   $       988,010
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.2%
                                  Consumer Finance -- 0.2%
           97,845          6.41   GMAC Capital Trust I, Floating Rate Note,
                                  2/15/40                                                $     2,497,983
                                                                                         ---------------
                                  Total Diversified Financials                           $     2,497,983
--------------------------------------------------------------------------------------------------------
                                  TOTAL PREFERRED STOCKS
                                  (Cost $7,271,241)                                      $     3,485,993
--------------------------------------------------------------------------------------------------------
                                  CONVERTIBLE PREFERRED STOCKS -- 1.3%
                                  HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                  Health Care Supplies -- 0.2%
            7,708                 Alere, Inc., 3.0%, (Perpetual)                         $     2,680,804
--------------------------------------------------------------------------------------------------------
                                  Health Care Services -- 0.0%+
              742                 BioScrip, Inc., (Perpetual) (c) (d)                    $        67,755
--------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 0.1%
            1,725                 Kindred Healthcare, Inc., 7.5%, 12/1/17                $       921,495
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $     3,670,054
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.3%
                                  Pharmaceuticals -- 0.3%
            2,700                 Allergan Plc, 5.5%, 3/1/18                             $     2,076,300
            1,000                 Teva Pharmaceutical Industries, Ltd., 7.0%,
                                  12/15/18                                                       758,000
                                                                                         ---------------
                                                                                         $     2,834,300
                                                                                         ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                          $     2,834,300
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  BANKS -- 0.7%
                                  Diversified Banks -- 0.7%
              920                 Bank of America Corp., 7.25%, (Perpetual)              $     1,132,520
            5,265                 Wells Fargo & Co., 7.5% (Perpetual)                          6,870,825
                                                                                         ---------------
                                                                                         $     8,003,345
                                                                                         ---------------
                                  Total Banks                                            $     8,003,345
--------------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE PREFERRED STOCKS
                                  (Cost $13,325,799)                                     $    14,507,699
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                  COMMON STOCKS -- 4.8%
                                  ENERGY -- 0.2%
                                  Oil & Gas Exploration & Production -- 0.0%+
        5,476,167                 Ascent CNR Corp. Class A                               $       372,379
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Refining & Marketing -- 0.2%
           39,932                 Marathon Petroleum Corp.*                              $     1,740,636
                                                                                         ---------------
                                  Total Energy                                           $     2,113,015
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 0.3%
                                  Commodity Chemicals -- 0.3%
           40,854                 LyondellBasell Industries NV                           $     3,249,936
                                                                                         ---------------
                                  Total Materials                                        $     3,249,936
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 0.2%
                                  Aerospace & Defense -- 0.1%
           12,090                 Orbital ATK, Inc.                                      $       899,012
--------------------------------------------------------------------------------------------------------
                                  Construction & Farm Machinery &
                                  Heavy Trucks -- 0.1%
          217,013                 Commercial Vehicle Group, Inc.*                        $       985,239
--------------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.0%+
           73,714                 Liberty Tire Recycling LLC (c)                         $           737
                                                                                         ---------------
                                  Total Capital Goods                                    $     1,884,988
--------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                  Diversified Support Services -- 0.0%+
               53                 IAP Worldwide Services, Inc.                           $        71,570
                                                                                         ---------------
                                  Total Commercial Services & Supplies                   $        71,570
--------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 0.3%
                                  Air Freight & Logistics -- 0.0%+
            2,282                 CEVA Group Plc*                                        $       456,412
--------------------------------------------------------------------------------------------------------
                                  Airlines -- 0.3%
           60,954                 United Continental Holdings, Inc.*                     $     3,427,443
                                                                                         ---------------
                                  Total Transportation                                   $     3,883,855
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 21

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 0.6%
                                  Automobile Manufacturers -- 0.6%
          585,100                 Ford Motor Co.                                         $     6,869,074
                                                                                         ---------------
                                  Total Automobiles & Components                         $     6,869,074
--------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 0.3%
                                  Restaurants -- 0.3%
           58,543                 Starbucks Corp.                                        $     3,106,877
--------------------------------------------------------------------------------------------------------
                                  Education Services -- 0.0%+
           13,966                 Cengage Learning Holdings II, Inc.                     $       286,303
                                                                                         ---------------
                                  Total Consumer Services                                $     3,393,180
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                  Health Care Services -- 0.0%+
          255,259                 BioScrip, Inc.*                                        $       686,647
--------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 0.5%
           29,704                 Aetna, Inc.                                            $     3,188,724
           16,643                 Cigna Corp.                                                  1,977,688
                                                                                         ---------------
                                                                                         $     5,166,412
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $     5,853,059
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.4%
                                  Pharmaceuticals -- 0.2%
           47,724                 Mylan NV                                               $     1,741,926
--------------------------------------------------------------------------------------------------------
                                  Life Sciences Tools & Services -- 0.2%
               53                 Bio-Rad Laboratories, Inc.*                            $         8,378
           19,191                 Thermo Fisher Scientific, Inc.                               2,821,653
                                                                                         ---------------
                                                                                         $     2,830,031
                                                                                         ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                          $     4,571,957
--------------------------------------------------------------------------------------------------------
                                  BANKS -- 0.2%
                                  Diversified Banks -- 0.2%
           29,608                 JPMorgan Chase & Co.                                   $     2,050,650
                                                                                         ---------------
                                  Total Banks                                            $     2,050,650
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.2%
                                  Consumer Finance -- 0.2%
           24,013                 Capital One Financial Corp.                            $     1,777,923
                                                                                         ---------------
                                  Total Diversified Financials                           $     1,777,923
--------------------------------------------------------------------------------------------------------
                                  TECHNOLOGY HARDWARE &
                                  EQUIPMENT -- 0.7%
                                  Technology Hardware, Storage &
                                  Peripherals -- 0.5%
          140,604                 NCR Corp.*                                             $     4,928,170
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                  Electronic Manufacturing Services -- 0.2%
           41,148                 TE Connectivity, Ltd.                                  $     2,586,975
                                                                                         ---------------
                                  Total Technology Hardware & Equipment                  $     7,515,145
--------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 0.0%+
                                  Integrated Telecommunication
                                  Services -- 0.0%+
           21,426                 Windstream Holdings, Inc.                              $       168,194
                                                                                         ---------------
                                  Total Telecommunication Services                       $       168,194
--------------------------------------------------------------------------------------------------------
                                  REAL ESTATE -- 0.9%
                                  Diversified REIT -- 0.7%
          349,318                 Forest City Enterprises LP*                            $     7,541,776
--------------------------------------------------------------------------------------------------------
                                  Specialized REIT -- 0.2%
           76,215                 Communications Sales & Leasing, Inc.                   $     2,166,792
                                                                                         ---------------
                                  Total Real Estate                                      $     9,708,568
--------------------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                  (Cost $38,448,379)                                     $    53,111,114
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)
--------------------------------------------------------------------------------------------------------
                                  ASSET BACKED SECURITIES -- 0.2%
                                  BANKS -- 0.2%
                                  Thrifts & Mortgage Finance -- 0.2%
          750,000                 InSite Issuer LLC Class C Series 16-1A, 7.5%,
                                  11/15/46                                               $       750,000
          999,308                 VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)                      953,613
                                                                                         ---------------
                                                                                         $     1,703,613
                                                                                         ---------------
                                  Total Banks                                            $     1,703,613
--------------------------------------------------------------------------------------------------------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $1,731,130)                                      $     1,703,613
--------------------------------------------------------------------------------------------------------
                                  COLLATERALIZED MORTGAGE
                                  OBLIGATIONS -- 2.0%
                                  BANKS -- 2.0%
                                  Thrifts & Mortgage Finance -- 2.0%
        1,150,000          5.72   Bear Stearns Commercial Mortgage Securities
                                  Trust 2007-PWR16, Floating Rate Note,
                                  6/11/40 (144A)                                         $     1,062,692
        1,475,000          5.13   CFCRE 2015-RUM Mortgage Trust, Floating
                                  Rate Note, 7/15/30 (144A)                                    1,434,560
        2,500,000          3.21   Citigroup Commercial Mortgage Trust 2014-GC23
                                  REMICS, Floating Rate Note, 7/12/47 (144A)                   1,538,433
        2,750,000          5.76   COBALT CMBS Commercial Mortgage Trust
                                  2007-C3, Floating Rate Note, 5/15/46                         2,635,847

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 23

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- (continued)
        1,200,000          5.76   COBALT CMBS Commercial Mortgage Trust
                                  2007-C3, Floating Rate Note, 5/15/46                   $     1,015,650
          600,000          5.10   Credit Suisse First Boston Mortgage Securities
                                  Corp., Floating Rate Note, 8/15/38                             489,180
          926,128          5.28   EQTY 2014-MZ Mezzanine Trust, Floating Rate
                                  Note, 5/10/19 (144A)                                           875,130
          468,023                 Global Mortgage Securitization, Ltd., 5.25%,
                                  11/25/32 (144A)                                                365,696
        2,513,900          5.00   GMAT 2013-1 Trust, Floating Rate Note,
                                  8/25/53                                                      2,392,210
          581,565                 Homeowner Assistance Program Reverse
                                  Mortgage Loan Trust 2013-RM1, 4.0%,
                                  5/26/53 (144A)                                                 578,657
        3,000,000          3.95   JPMBB Commercial Mortgage Securities
                                  Trust 2014-C25 REMICS, Floating Rate Note,
                                  11/18/47 (144A)                                              2,306,118
        1,350,000          4.05   JPMorgan Chase Commercial Mortgage
                                  Securities Trust 2013-C13 REMICS, Floating
                                  Rate Note, 1/18/46 (144A)                                    1,277,271
        4,270,000          4.13   JPMorgan Chase Commercial Mortgage
                                  Securities Trust 2014-INN, Floating Rate Note,
                                  6/15/29 (144A)                                               4,200,390
        2,171,000          5.13   PFP 2015-2, Ltd., Floating Rate Note,
                                  7/14/34 (144A)                                               2,088,112
                                                                                         ---------------
                                                                                         $    22,259,946
                                                                                         ---------------
                                  Total Banks                                            $    22,259,946
--------------------------------------------------------------------------------------------------------
                                  TOTAL COLLATERALIZED
                                  MORTGAGE OBLIGATIONS
                                  (Cost $22,942,804)                                     $    22,259,946
--------------------------------------------------------------------------------------------------------
                                  CORPORATE BONDS -- 66.7%
                                  ENERGY -- 11.7%
                                  Oil & Gas Drilling -- 0.3%
          780,000                 Rowan Companies, Inc., 4.875%, 6/1/22                  $       670,800
        3,604,000                 Rowan Companies, Inc., 5.4%, 12/1/42                         2,432,700
          375,000                 Rowan Companies, Inc., 5.85%, 1/15/44                          264,375
                                                                                         ---------------
                                                                                         $     3,367,875
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Equipment & Services -- 0.6%
        4,500,000                 Archrock Partners LP, 6.0%, 10/1/22                    $     4,241,250
        1,850,000                 Archrock Partners LP, 6.0%, 4/1/21                           1,762,125
                                                                                         ---------------
                                                                                         $     6,003,375
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 5.5%
        2,360,000                 Antero Resources Corp., 6.0%, 12/1/20                  $     2,427,850
        3,370,000                 California Resources Corp., 8.0%,
                                  12/15/22 (144A)                                              2,274,750
        3,020,000                 Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                       3,137,025
        3,756,000                 Chesapeake Energy Corp., 8.0%,
                                  12/15/22 (144A)                                              3,809,992
        3,675,000                 Concho Resources, Inc., 5.5%, 4/1/23                         3,759,525
        3,310,000                 Denbury Resources, Inc., 5.5%, 5/1/22                        2,614,900
        5,205,000                 EPL Oil & Gas, Inc., 8.25%, 2/15/18 (e)                        663,638
        1,385,000                 Extraction Oil & Gas Holdings LLC, 7.875%,
                                  7/15/21 (144A)                                               1,464,638
        2,240,000                 Great Western Petroleum LLC, 9.0%,
                                  9/30/21 (144A)                                               2,329,600
        3,185,000                 Gulfport Energy Corp., 6.0%, 10/15/24                        3,244,719
        2,185,000                 Halcon Resources Corp., 12.0%, 2/15/22
                                  (144A)                                                       2,337,950
        2,943,000                 Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                   2,950,358
        2,190,000                 Midstates Petroleum Co., Inc., 9.25%, 6/1/21 (e)                21,900
          870,000                 Murphy Oil Corp., 6.875%, 8/15/24                              917,811
          705,000                 Newfield Exploration Co., 5.625%, 7/1/24                       733,200
        1,815,000                 Northern Oil and Gas, Inc., 8.0%, 6/1/20                     1,379,400
        6,455,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                       6,390,450
        2,925,000                 Parsley Energy LLC, 6.25%, 6/1/24 (144A)                     3,071,250
        4,510,000                 PDC Energy, Inc., 7.75%, 10/15/22                            4,791,875
        2,890,000                 Range Resources Corp., 5.75%, 6/1/21 (144A)                  2,933,350
        1,200,000                 Rice Energy Inc., 6.25%, 5/1/22                              1,221,000
        1,475,000                 Rice Energy, Inc., 7.25%, 5/1/23                             1,563,500
          800,000                 Sanchez Energy Corp., 6.125%, 1/15/23                          684,000
        2,375,000                 Sanchez Energy Corp., 7.75%, 6/15/21                         2,208,750
          235,000                 SM Energy Co., 6.5%, 1/1/23                                    233,825
          475,000                 SM Energy Co., 6.75%, 9/15/26                                  486,875
          380,000                 SM Energy Company, 6.125%, 11/15/22                            381,900
        1,850,000                 WPX Energy, Inc., 7.5%, 8/1/20                               1,949,438
          670,000                 WPX Energy, Inc., 8.25%, 8/1/23                                723,600
                                                                                         ---------------
                                                                                         $    60,707,069
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Refining & Marketing -- 1.1%
        6,525,000                 Calumet Specialty Products Partners LP,
                                  6.5%, 4/15/21                                          $     5,187,375
          685,000                 EnLink Midstream Partners LP, 5.05%, 4/1/45                    610,551
        1,973,000                 EnLink Midstream Partners LP, 5.6%, 4/1/44                   1,886,149
        4,695,000                 Tesoro Corp., 5.375%, 10/1/22                                4,824,112
                                                                                         ---------------
                                                                                         $    12,508,187
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 25

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Storage & Transportation -- 4.0%
        3,150,000                 Blue Racer Midstream LLC, 6.125%,
                                  11/15/22 (144A)                                        $     3,079,125
        2,200,000                 Crestwood Midstream Partners LP, 6.25%, 4/1/23               2,227,500
        1,450,000                 Energy Transfer Equity LP, 5.875%, 1/15/24                   1,473,744
        3,655,000                 Genesis Energy LP, 5.75%, 2/15/21                            3,645,862
        3,375,000                 Global Partners LP, 7.0%, 6/15/23                            3,223,125
        1,555,000                 Holly Energy Partners LP, 6.0%, 8/1/24 (144A)                1,617,200
        4,755,000                 ONEOK, Inc., 7.5%, 9/1/23                                    5,444,475
        6,775,000                 Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                 7,130,688
        1,800,000                 Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                 1,903,500
          490,000                 Targa Resources Partners LP, 4.125%, 11/15/19                  494,288
        2,900,000                 Targa Resources Partners LP, 4.25%, 11/15/23                 2,726,000
        2,491,000                 Targa Resources Partners LP, 5.25%, 5/1/23                   2,472,567
        8,105,000                 The Williams Companies, Inc., 5.75%, 6/24/44                 8,282,297
                                                                                         ---------------
                                                                                         $    43,720,371
--------------------------------------------------------------------------------------------------------
                                  Coal & Consumable Fuels -- 0.2%
        1,875,000                 SunCoke Energy Partners LP, 7.375%, 2/1/20             $     1,804,688
                                                                                         ---------------
                                  Total Energy                                           $   128,111,565
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 4.4%
                                  Commodity Chemicals -- 0.6%
        1,220,000                 Hexion, Inc., 6.625%, 4/15/20                          $     1,067,500
        1,567,000                 Hexion, Inc., 8.875%, 2/1/18                                 1,489,434
        1,450,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                    1,431,875
        2,420,000                 Tronox Finance LLC, 6.375%, 8/15/20                          2,171,950
                                                                                         ---------------
                                                                                         $     6,160,759
--------------------------------------------------------------------------------------------------------
                                  Diversified Chemicals -- 0.1%
        1,140,000                 CVR Partners LP, 9.25%, 6/15/23 (144A)                 $     1,117,884
--------------------------------------------------------------------------------------------------------
                                  Metal & Glass Containers -- 3.1%
EURO      950,000                 ARD Finance SA, 6.625%, 9/15/23 (144A) (PIK)           $     1,016,020
          950,000                 ARD Finance SA, 7.125%, 9/15/23 (144A) (PIK)                   940,500
        3,350,000                 Ardagh Packaging Finance Plc, 6.75%,
                                  1/31/21 (144A)                                               3,450,500
          758,824                 Ardagh Packaging Finance Plc, 7.0%,
                                  11/15/20 (144A)                                                781,588
        7,100,000                 Ball Corp., 5.25%, 7/1/25                                    7,549,075
       13,120,000                 Crown Cork & Seal Co., Inc., 7.375%, 12/15/26               14,727,200
        2,790,000                 Reynolds Group Issuer, Inc., 7.0%,
                                  7/15/24 (144A)                                               2,981,812
        2,565,000                 Reynolds Group Issuer, Inc., 9.875%, 8/15/19                 2,629,125
                                                                                         ---------------
                                                                                         $    34,075,820
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Diversified Metals & Mining -- 0.2%
        1,345,000                 Prince Mineral Holding Corp., 11.5%,
                                  12/15/19 (144A)                                        $     1,264,300
          400,000                 Teck Resources, Ltd., 8.0%, 6/1/21 (144A)                      437,000
          400,000                 Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                      463,000
                                                                                         ---------------
                                                                                         $     2,164,300
--------------------------------------------------------------------------------------------------------
                                  Copper -- 0.2%
        2,475,000                 Freeport-McMoRan, Inc., 3.55%, 3/1/22                  $     2,270,812
--------------------------------------------------------------------------------------------------------
                                  Paper Products -- 0.2%
        2,845,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23        $     2,411,138
                                                                                         ---------------
                                  Total Materials                                        $    48,200,713
--------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 2.8%
                                  Aerospace & Defense -- 0.3%
        3,880,000                 DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)               $     3,909,100
--------------------------------------------------------------------------------------------------------
                                  Building Products -- 0.2%
        1,800,000                 Griffon Corp., 5.25%, 3/1/22                           $     1,822,500
--------------------------------------------------------------------------------------------------------
                                  Construction & Engineering -- 0.8%
        3,210,000                 AECOM, 5.875%, 10/15/24                                $     3,390,562
        5,645,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                5,659,112
                                                                                         ---------------
                                                                                         $     9,049,674
--------------------------------------------------------------------------------------------------------
                                  Industrial Conglomerates -- 0.4%
        4,030,000                 JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)         $     4,233,515
--------------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.4%
        4,901,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)               $     4,472,162
--------------------------------------------------------------------------------------------------------
                                  Trading Companies & Distributors -- 0.7%
        3,200,000                 Rexel SA, 5.25%, 6/15/20 (144A)                        $     3,304,000
        2,000,000                 United Rentals North America, Inc., 5.75%,
                                  11/15/24                                                     2,075,000
        2,330,000                 WESCO Distribution, Inc., 5.375%, 12/15/21                   2,379,512
                                                                                         ---------------
                                                                                         $     7,758,512
                                                                                         ---------------
                                  Total Capital Goods                                    $    31,245,463
--------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                  Diversified Support Services -- 0.3%
        1,800,000                 NANA Development Corp., 9.5%, 3/15/19
                                  (144A)                                                 $     1,611,000
        2,165,000                 TMS International Corp., 7.625%, 10/15/21
                                  (144A)                                                       1,786,125
                                                                                         ---------------
                                                                                         $     3,397,125
                                                                                         ---------------
                                  Total Commercial Services & Supplies                   $     3,397,125
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 27

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 1.2%
                                  Airlines -- 0.4%
        1,920,000                 Air Canada, 5.00%, 3/15/20 (144A)                      $     1,929,600
        2,950,000                 Intrepid Aviation Group Holdings LLC, 6.875%,
                                  2/15/19 (144A)                                               2,669,750
                                                                                         ---------------
                                                                                         $     4,599,350
--------------------------------------------------------------------------------------------------------
                                  Railroads -- 0.4%
        4,250,000                 Florida East Coast Holdings Corp., 6.75%,
                                  5/1/19 (144A)                                          $     4,271,250
--------------------------------------------------------------------------------------------------------
                                  Trucking -- 0.4%
        3,147,000                 Jack Cooper Holdings Corp., 9.25%, 6/1/20              $     2,108,490
        3,500,000                 syncreon Group BV, 8.625%, 11/1/21 (144A)                    2,590,000
                                                                                         ---------------
                                                                                         $     4,698,490
                                                                                         ---------------
                                  Total Transportation                                   $    13,569,090
--------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 1.1%
                                  Auto Parts & Equipment -- 0.4%
        1,620,000                 IHO Verwaltungs GmbH, 4.125%, 9/15/21
                                  (144A) (PIK)                                           $     1,658,475
        1,430,000                 IHO Verwaltungs GmbH, 4.5%, 9/15/23
                                  (144A) (PIK)                                                 1,447,875
          909,000                 International Automotive Components
                                  Group SA, 9.125%, 6/1/18 (144A)                                861,278
                                                                                         ---------------
                                                                                         $     3,967,628
--------------------------------------------------------------------------------------------------------
                                  Automobile Manufacturers -- 0.7%
        3,380,000                 Dana Financing Luxembourg Sarl, 6.5%,
                                  6/1/26 (144A)                                          $     3,595,475
        4,135,000                 TI Group Automotive Systems LLC, 8.75%,
                                  7/15/23 (144A)                                               4,393,438
                                                                                         ---------------
                                                                                         $     7,988,913
                                                                                         ---------------
                                  Total Automobiles & Components                         $    11,956,541
--------------------------------------------------------------------------------------------------------
                                  CONSUMER DURABLES & APPAREL -- 4.7%
                                  Homebuilding -- 4.4%
        1,540,000                 CalAtlantic Group, Inc., 5.375%, 10/1/22               $     1,618,925
        6,975,000                 CalAtlantic Group, Inc., 6.25%, 12/15/21                     7,681,219
        4,345,000                 DR Horton, Inc., 5.75%, 8/15/23                              4,831,162
        8,375,000                 KB Home, 7.0%, 12/15/21                                      8,982,188
        4,150,000                 Lennar Corp., 4.5%, 6/15/19                                  4,347,125
        7,930,000                 Lennar Corp., 4.75%, 11/15/22                                8,247,200
        3,660,000                 Meritage Homes Corp., 7.0%, 4/1/22                           4,084,560
        3,110,000                 PulteGroup, Inc., 5.0%, 1/15/27                              3,086,675

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Homebuilding -- (continued)
        1,500,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)              $     1,518,750
        3,990,000                 Taylor Morrison Communities, Inc., 5.875%,
                                  4/15/23 (144A)                                               4,209,450
                                                                                         ---------------
                                                                                         $    48,607,254
--------------------------------------------------------------------------------------------------------
                                  Textiles -- 0.3%
        2,920,000                 Springs Industries, Inc., 6.25%, 6/1/21                $     3,036,800
                                                                                         ---------------
                                  Total Consumer Durables & Apparel                      $    51,644,054
--------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 2.7%
                                  Casinos & Gaming -- 1.1%
          485,329                 Mashantucket Western Pequot Tribe, 6.5%,
                                  7/1/36 (1.0% cash, 5.50% PIK) (PIK) (e)                $         2,427
       11,660,000                 Scientific Games International, Inc., 10.0%,
                                  12/1/22                                                     10,785,500
          700,000                 Scientific Games International, Inc., 6.25%,
                                  9/1/20                                                         587,125
                                                                                         ---------------
                                                                                         $    11,375,052
--------------------------------------------------------------------------------------------------------
                                  Hotels, Resorts & Cruise Lines -- 0.9%
        1,480,000                 NCL Corp, Ltd., 4.625%, 11/15/20 (144A)                $     1,498,500
        2,750,000                 NCL Corp., Ltd., 5.25%, 11/15/19 (144A)                      2,791,250
        1,680,000                 Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                  1,537,200
        4,290,000                 Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                  4,332,900
                                                                                         ---------------
                                                                                         $    10,159,850
--------------------------------------------------------------------------------------------------------
                                  Specialized Consumer Services -- 0.7%
        3,475,000                 Constellis Holdings LLC, 9.75%, 5/15/20 (144A)         $     3,527,125
        4,275,000                 Sotheby's, 5.25%, 10/1/22 (144A)                             4,210,875
                                                                                         ---------------
                                                                                         $     7,738,000
                                                                                         ---------------
                                  Total Consumer Services                                $    29,272,902
--------------------------------------------------------------------------------------------------------
                                  MEDIA -- 3.5%
                                  Advertising -- 0.2%
        2,320,000                 MDC Partners, Inc., 6.5%, 5/1/24 (144A)                $     1,977,800
--------------------------------------------------------------------------------------------------------
                                  Broadcasting -- 1.5%
        2,005,000                 CSC Holdings LLC, 5.5%, 4/15/27 (144A)                 $     2,033,822
        6,170,000                 Gannett Co., Inc., 6.375%, 10/15/23                          6,524,775
        2,220,000                 Gray Television, Inc., 5.875%, 7/15/26 (144A)                2,208,900
        2,730,000                 Nexstar Escrow Corp., 5.625%, 8/1/24 (144A)                  2,709,525
        3,710,000                 Sinclair Television Group, Inc., 5.125%,
                                  2/15/27 (144A)                                               3,552,325
                                                                                         ---------------
                                                                                         $    17,029,347
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 29

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Cable & Satellite -- 1.5%
        1,670,000                 CSC Holdings LLC, 6.625%, 10/15/25 (144A)              $     1,809,862
        3,370,000                 DISH DBS Corp., 5.875%, 7/15/22                              3,479,525
        2,245,000                 Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                2,280,089
        9,050,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                      9,468,562
                                                                                         ---------------
                                                                                         $    17,038,038
--------------------------------------------------------------------------------------------------------
                                  Movies & Entertainment -- 0.3%
        2,895,000                 Regal Entertainment Group, Inc., 5.75%, 2/1/25         $     2,916,712
                                                                                         ---------------
                                  Total Media                                            $    38,961,897
--------------------------------------------------------------------------------------------------------
                                  RETAILING -- 1.1%
                                  Internet Retail -- 0.5%
        5,800,000                 Netflix Inc., 4.375% 11/15/26                          $     5,705,750
--------------------------------------------------------------------------------------------------------
                                  Department Stores -- 0.2%
        2,710,000                 PetSmart, Inc., 7.125%, 3/15/23 (144A)                 $     2,835,338
--------------------------------------------------------------------------------------------------------
                                  Computer & Electronics Retail -- 0.1%
          740,000                 Rent-A-Center, Inc., 6.625%, 11/15/20                  $       669,700
--------------------------------------------------------------------------------------------------------
                                  Automotive Retail -- 0.3%
        2,900,000                 Asbury Automotive Group, Inc., 6.0%, 12/15/24          $     2,987,000
                                                                                         ---------------
                                  Total Retailing                                        $    12,197,788
--------------------------------------------------------------------------------------------------------
                                  FOOD & STAPLES RETAILING -- 0.2%
                                  Food Retail -- 0.2%
        2,241,000                 C&S Group Enterprises LLC, 5.375%,
                                  7/15/22 (144A)                                         $     2,173,770
                                                                                         ---------------
                                  Total Food & Staples Retailing                         $     2,173,770
--------------------------------------------------------------------------------------------------------
                                  FOOD, BEVERAGE & TOBACCO -- 2.6%
                                  Distillers & Vintners -- 0.4%
        3,900,000                 Constellation Brands, Inc., 3.75%, 5/1/21              $     4,123,470
--------------------------------------------------------------------------------------------------------
                                  Agricultural Products -- 0.2%
        2,925,000                 Southern States Cooperative, Inc., 10.0%,
                                  8/15/21 (144A)                                         $     2,460,656
--------------------------------------------------------------------------------------------------------
                                  Packaged Foods & Meats -- 1.5%
        1,710,000                 Dole Food Co., Inc., 7.25%, 5/1/19 (144A)              $     1,733,512
        2,425,000                 Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                 2,479,562
        7,600,000                 Post Holdings, Inc., 6.0%, 12/15/22 (144A)                   8,018,000
        1,775,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)                   1,899,250
        1,940,000                 Post Holdings, Inc., 8.0%, 7/15/25 (144A)                    2,211,600
                                                                                         ---------------
                                                                                         $    16,341,924
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Tobacco -- 0.5%
          875,000                 Alliance One International Inc., 8.5%, 4/15/21         $       875,000
        5,780,000                 Alliance One International, Inc., 9.875%,
                                  7/15/21                                                      4,826,300
                                                                                         ---------------
                                                                                         $     5,701,300
                                                                                         ---------------
                                  Total Food, Beverage & Tobacco                         $    28,627,350
--------------------------------------------------------------------------------------------------------
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                  Personal Products -- 0.1%
        1,245,000                 Revlon Consumer Products Corp., 5.75%,
                                  2/15/21                                                $     1,257,450
                                                                                         ---------------
                                  Total Household & Personal Products                    $     1,257,450
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 4.3%
                                  Health Care Services -- 0.5%
        3,675,000                 BioScrip, Inc., 8.875%, 2/15/21                        $     3,399,375
        1,795,000                 RegionalCare Hospital Partners Holdings, Inc.,
                                  8.25%, 5/1/23 (144A)                                         1,819,681
                                                                                         ---------------
                                                                                         $     5,219,056
--------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 2.7%
          850,000                 CHS, 6.875%, 2/1/22                                    $       648,125
        8,900,000                 CHS, Inc., 8.0%, 11/15/19                                    7,832,000
       13,460,000                 HCA, Inc., 5.375%, 2/1/25                                   13,738,622
        6,840,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                     6,331,309
        1,865,000                 Universal Hospital Services, Inc.,
                                  7.625%, 8/15/20                                              1,790,400
                                                                                         ---------------
                                                                                         $    30,340,456
--------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 1.1%
        1,220,000                 Centene Corp., 4.75%, 1/15/25                          $     1,214,662
        2,000,000                 Centene Corp., 5.625%, 2/15/21                               2,098,020
        1,325,000                 Centene Corp., 6.125%, 2/15/24                               1,411,125
        6,765,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20                 6,967,950
                                                                                         ---------------
                                                                                         $    11,691,757
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $    47,251,269
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 1.6%
                                  Pharmaceuticals -- 1.6%
        4,160,000                 Endo Finance LLC, 5.75%, 1/15/22 (144A)                $     3,744,000
          755,000                 Endo, Ltd., 6.0%, 7/15/23 (144A)                               656,850
          680,000                 Endo, Ltd., 6.5%, 2/1/25 (144A)                                572,900
          370,000                 Horizon Pharma Inc., 8.75% 11/1/24                             375,550

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 31

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Pharmaceuticals -- (continued)
        3,015,000                 Impax Laboratories, Inc., 2.0%, 6/15/22                $     2,615,512
       12,195,000                 Valeant Pharmaceuticals International, Inc.,
                                  5.875%, 5/15/23 (144A)                                       9,603,562
                                                                                         ---------------
                                                                                         $    17,568,374
                                                                                         ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                          $    17,568,374
--------------------------------------------------------------------------------------------------------
                                  BANKS -- 2.7%
                                  Diversified Banks -- 2.4%
          600,000          6.30   Bank of America Corp., Floating Rate Note,
                                  (Perpetual)                                            $       654,690
        3,175,000          6.10   Bank of America Corp., Floating Rate Note,
                                  (Perpetual)                                                  3,317,113
        3,225,000          6.25   Citigroup, Inc., Floating Rate Note, (Perpetual)             3,472,196
        6,335,000          5.90   Citigroup, Inc., Floating Rate Note, (Perpetual)             6,597,902
        5,680,000          8.12   Credit Agricole SA, Floating Rate Note,
                                  (Perpetual) (144A)                                           6,099,411
          650,000          8.62   Royal Bank of Scotland Group Plc, Floating
                                  Rate Note, (Perpetual)                                         646,750
        6,000,000          8.00   Royal Bank of Scotland Group Plc, Floating
                                  Rate Note, (Perpetual)                                       5,700,000
                                                                                         ---------------
                                                                                         $    26,488,062
--------------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- 0.3%
        2,920,000                 Provident Funding Associates LP, 6.75%,
                                  6/15/21 (144A)                                         $     2,934,600
                                                                                         ---------------
                                  Total Banks                                            $    29,422,662
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 4.1%
                                  Specialized Finance -- 1.7%
        5,825,000                 Fly Leasing, Ltd., 6.375%, 10/15/21                    $     5,956,062
        1,310,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                        1,273,975
        7,220,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                        7,165,850
        1,820,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                        1,841,612
        3,100,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                    3,131,000
                                                                                         ---------------
                                                                                         $    19,368,499
--------------------------------------------------------------------------------------------------------
                                  Consumer Finance -- 1.8%
        1,870,000                 Ally Financial, Inc., 4.625%, 3/30/25                  $     1,902,725
        1,250,000                 Ally Financial, Inc., 4.625%, 5/19/22                        1,278,125
        8,157,000                 Ally Financial, Inc., 5.75%, 11/20/25                        8,350,729
        3,875,000          5.55   Capital One Financial Corp., Floating Rate
                                  Note, (Perpetual)                                            3,918,047
        1,930,000                 Navient Corp., 6.625%, 7/26/21                               1,944,475
        3,265,000                 TMX Finance LLC, 8.5%, 9/15/18 (144A)                        2,448,750
                                                                                         ---------------
                                                                                         $    19,842,851
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Investment Banking & Brokerage -- 0.4%
        4,325,000          5.55   Morgan Stanley, Floating Rate Note, (Perpetual)        $     4,427,719
--------------------------------------------------------------------------------------------------------
                                  Financial Exchanges & Data -- 0.2%
        1,770,000                 MSCI, Inc., 4.75%, 8/1/26 (144A)                       $     1,783,275
                                                                                         ---------------
                                  Total Diversified Financials                           $    45,422,344
--------------------------------------------------------------------------------------------------------
                                  INSURANCE -- 3.9%
                                  Reinsurance -- 3.9%
          500,000          5.78   Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                  (Cat Bond) (144A)                                      $       519,450
        1,000,000                 Arlington Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 8/31/16 (f) (g)                            48,600
        1,200,000                 Berwick 2016-1 Segregated Account (Artex
                                  SAC Ltd.), Variable Rate Notes, 2/1/18 (f) (g)               1,255,440
        1,000,000                 Berwick Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Note, 1/22/16 (f) (g)                             30,000
          250,000         14.11   Blue Halo Re, Ltd., Floating Rate Note, 6/21/19
                                  (Cat Bond) (144A)                                              242,400
        3,600,000                 Carnosutie 2016-N,Segregated Account (Artex
                                  SAC Ltd.), Variable Rate Notes, 11/30/20 (f) (g)             3,918,240
        4,500,000                 Carnoustie Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 2/19/16 (f) (g)                            91,800
        1,100,000                 Eden Re II, Ltd., 4/23/19 (144A) (f) (g)                     1,225,400
        2,400,000                 Gleneagles Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 11/30/20 (f) (g)                        2,747,760
        4,500,000                 Gullane Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Note 11/30/20 (f) (g)                          4,882,950
        1,000,000          6.75   Kilimanjaro Re, Ltd., Floating Rate Note,
                                  12/6/19 (Cat Bond) (144A)                                    1,035,400
        1,250,000          9.25   Kilimanjaro Re, Ltd., Floating Rate Note,
                                  12/6/19 (Cat Bond) (144A)                                    1,307,625
          600,000                 Kingsbarns Segregated Account (Artex SAC
                                  Ltd.), Variable Rate Notes, 5/15/17 (f) (g)                    576,240
          500,000                 Lahinch Re, Variable Rate Notes, 5/10/21 (f) (g)               493,300
        2,600,000                 Lorenz Re, Ltd., Variable Rate Notes,
                                  3/31/18 (f) (g)                                                182,000
        2,600,000                 Lorenz Re, Ltd., Variable Rate Notes,
                                  3/31/19 (f) (g)                                              2,706,600
        1,000,000                 Madison Re. Variable Rate Notes, 3/31/19 (f) (g)             1,038,800
        4,500,000                 Pangaea Re, Series 2015-1, Principal at Risk
                                  Notes, 2/1/19 (f) (g)                                          176,400
        5,800,000                 Pangaea Re, Series 2015-2, Principal at Risk
                                  Notes, 11/30/19 (f) (g)                                        605,520
        2,000,000                 Pangaea Re, Series 2016-2, Principal at Risk
                                  Notes, 11/30/20 (f) (g)                                      2,120,600
        4,200,000                 Pangaea Re., Variable Rate Notes, 2/1/20 (f) (g)             4,670,400

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 33

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Reinsurance -- (continued)
        5,120,000                 Pangaea Re., Variable Rate Notes, 7/1/18 (f) (g)       $        92,160
        1,500,000                 Prestwick Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 7/1/16 (f) (g)                            112,350
        1,200,000          4.50   Resilience Re, Ltd., Floating Rate Note,
                                  1/9/17 (Cat Bond)                                            1,200,000
            8,310                 Sector Re V, Ltd., Variable Rate Notes,
                                  12/1/19 (144A) (f) (g)                                          10,462
        1,550,000                 Sector Re V, Ltd., Variable Rate Notes,
                                  12/1/20 (144A) (f) (g)                                       1,728,715
        2,700,000                 Silverton Re, Ltd., Variable Rate Notes,
                                  9/18/18 (144A) (f) (g)                                       2,875,770
        3,000,000                 St. Andrews Segregated Account (Artex SAC Ltd.),
                                  Variable Rate Notes, 1/22/16 (f) (g)                            59,100
        2,450,000                 St. Andrews Segregated Account (Artex SAC Ltd.),
                                  Variance Rate Notes, 2/1/18 (f) (g)                          2,638,405
        4,000,000                 Versutus 2016, Class A-1, Variable Rate Notes,
                                  11/30/20 (f) (g)                                             4,372,000
        4,400,000                 Versutus Ltd., Series 2015-A, Variable Rate
                                  Notes, 12/31/2017 (f) (g)                                       99,440
                                                                                         ---------------
                                                                                         $    43,063,327
                                                                                         ---------------
                                  Total Insurance                                        $    43,063,327
--------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 2.5%
                                  Internet Software & Services -- 0.9%
        3,225,000                 Cimpress NV, 7.0%, 4/1/22 (144A)                       $     3,337,875
        6,085,000                 j2 Cloud Services, Inc., 8.0%, 8/1/20                        6,328,400
                                                                                         ---------------
                                                                                         $     9,666,275
--------------------------------------------------------------------------------------------------------
                                  IT Consulting & Other Services -- 0.4%
        1,645,000                 Diamond 1 Finance Corp., 5.875%,
                                  6/15/21 (144A)                                         $     1,733,761
        2,390,000                 Rackspace, 8.625%, 11/15/24                                  2,390,000
                                                                                         ---------------
                                                                                         $     4,123,761
--------------------------------------------------------------------------------------------------------
                                  Data Processing & Outsourced Services -- 1.0%
        1,450,000                 Alliance Data Systems Company, 5.875, 11/1/21          $     1,460,875
        2,750,000                 First Data Corp., 5.0%, 1/15/24 (144A)                       2,791,250
        3,500,000                 First Data Corp., 5.75%, 1/15/24 (144A)                      3,552,500
        1,830,000                 First Data Corp., 7.0%, 12/1/23 (144A)                       1,916,925
        1,603,000                 NeuStar, Inc., 4.5%, 1/15/23                                 1,488,786
                                                                                         ---------------
                                                                                         $    11,210,336
--------------------------------------------------------------------------------------------------------
                                  Application Software -- 0.2%
        2,245,000                 Open Text Corp., 5.875%, 6/1/26 (144A)                 $     2,390,925
                                                                                         ---------------
                                  Total Software & Services                              $    27,391,297
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                  Communications Equipment -- 0.2%
        1,890,000                 CommScope Technologies Finance LLC, 6.0%,
                                  6/15/25 (144A)                                         $     1,984,500
--------------------------------------------------------------------------------------------------------
                                  Technology Hardware, Storage &
                                  Peripherals -- 0.2%
        2,725,000                 Diebold, Inc., 8.5%, 4/15/24 (144A)                    $     2,887,819
                                                                                         ---------------
                                  Total Technology Hardware & Equipment                  $     4,872,319
--------------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 1.0%
                                  Semiconductor Equipment -- 0.4%
        4,250,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                    $     4,398,750
--------------------------------------------------------------------------------------------------------
                                  Semiconductors -- 0.6%
        3,930,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)          $     3,851,400
        2,350,000                 Micron Technology, Inc., 5.875%, 2/15/22                     2,427,315
                                                                                         ---------------
                                                                                         $     6,278,715
                                                                                         ---------------
                                  Total Semiconductors & Semiconductor
                                  Equipment                                              $    10,677,465
--------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 6.5%
                                  Integrated Telecommunication Services -- 3.0%
        3,625,000                 CenturyLink, Inc., 5.8%, 3/15/22                       $     3,679,375
        3,300,000                 CenturyLink, Inc., 6.45%, 6/15/21                            3,522,750
        9,401,000                 Frontier Communications Corp., 8.5%, 4/15/20                10,035,568
        3,100,000                 Frontier Communications Corp., 8.75%, 4/15/22                3,061,250
          530,000                 Frontier Communications Corp., 8.875%,
                                  9/15/20                                                        563,125
        1,575,000                 SFR Group SA, 6.0%, 5/15/22 (144A)                           1,614,879
        5,040,000                 Windstream Corp., 7.5%, 6/1/22                               4,762,800
        2,975,000                 Windstream Services LLC, 6.375%, 8/1/23                      2,632,875
        3,460,000                 Windstream Services LLC, 7.75%, 10/15/20                     3,520,550
                                                                                         ---------------
                                                                                         $    33,393,172
--------------------------------------------------------------------------------------------------------
                                  Wireless Telecommunication Services -- 3.5%
        1,840,000                 Altice Financing SA, 6.625%, 2/15/23 (144A)            $     1,895,200
        1,375,000                 Altice US Finance I Corp., 5.375%,
                                  7/15/23 (144A)                                               1,406,694
        1,055,000                 Altice US Finance I Corp., 5.5%, 5/15/26 (144A)              1,076,100
       19,695,000                 Sprint Corp., 7.25%, 9/15/21                                20,162,755
          700,000                 T-Mobile USA, Inc., 6.0%, 4/15/24                              744,625
          860,000                 T-Mobile USA, Inc., 6.5%, 1/15/26                              942,732
        4,300,000                 T-Mobile USA, Inc., 6.542%, 4/28/20                          4,439,750
        1,635,000                 T-Mobile USA, Inc., 6.633%, 4/28/21                          1,714,706
        2,000,000                 T-Mobile USA, Inc., 6.731%, 4/28/22                          2,090,000

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 35

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Wireless Telecommunication
                                  Services -- (continued)
        3,350,000                 WCP Issuer llc, 6.657%, 8/15/20 (144A)                 $     3,454,319
                                                                                         ---------------
                                                                                         $    37,926,881
                                                                                         ---------------
                                  Total Telecommunication Services                       $    71,320,053
--------------------------------------------------------------------------------------------------------
                                  UTILITIES -- 2.6%
                                  Electric Utilities -- 0.8%
        3,960,000                 Talen Energy Supply LLC, 4.625%,
                                  7/15/19 (144A)                                         $     3,762,000
        5,960,000                 Talen Energy Supply LLC, 6.5%, 6/1/25                        4,976,600
                                                                                         ---------------
                                                                                         $     8,738,600
--------------------------------------------------------------------------------------------------------
                                  Gas Utilities -- 0.8%
        1,065,000                 DCP Midstream Operating LP, 2.7%, 4/1/19               $     1,041,038
        1,785,000                 DCP Midstream Operating LP, 3.875%, 3/15/23                  1,735,912
        2,375,000                 DCP Midstream Operating LP, 5.6%, 4/1/44                     2,226,562
        3,585,000                 Ferrellgas LP, 6.75%, 1/15/22                                3,360,938
                                                                                         ---------------
                                                                                         $     8,364,450
--------------------------------------------------------------------------------------------------------
                                  Independent Power Producers & Energy
                                  Traders -- 1.0%
        1,650,000                 AES Corp. Virginia, 5.5%, 3/15/24                      $     1,674,750
        1,175,000                 Calpine Corp., 5.75%, 1/15/25                                1,142,688
        1,345,000                 NRG Energy, Inc., 6.25%, 5/1/24                              1,304,650
          350,000                 NRG Energy, Inc., 6.25%, 7/15/22                               350,875
        3,290,000                 NRG Energy, Inc., 6.625%, 1/15/27 (144A)                     3,081,282
        2,480,000                 NRG Energy, Inc., 7.25%, 5/15/26 (144A)                      2,440,097
          400,000                 NRG Energy, Inc., 7.875%, 5/15/21                              418,000
        1,235,000                 TerraForm Power Operating LLC, 5.875%,
                                  2/1/23 (Step) (144A)                                         1,238,088
                                                                                         ---------------
                                                                                         $    11,650,430
                                                                                         ---------------
                                  Total Utilities                                        $    28,753,480
--------------------------------------------------------------------------------------------------------
                                  REAL ESTATE -- 0.7%
                                  Specialized REIT -- 0.3%
        3,463,533                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                  (12.0% cash, 0.0% PIK) (PIK)                           $     3,550,121
--------------------------------------------------------------------------------------------------------
                                  Specialized REIT -- 0.2%
        2,075,000                 Communications Sales & Leasing, Inc.,
                                  6.0%, 4/15/23 (144A)                                   $     2,152,812
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  Real Estate Services -- 0.2%
        1,480,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24                   $     1,496,650
                                                                                         ---------------
                                  Total Real Estate                                      $     7,199,583
--------------------------------------------------------------------------------------------------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $721,950,306)                                    $   733,557,881
--------------------------------------------------------------------------------------------------------
                                  U.S. GOVERNMENT AND AGENCY
                                  OBLIGATIONS -- 3.6%
       10,000,000                 U.S. Treasury Bills, 11/25/16 (d)                      $     9,998,850
        7,525,000          0.51   U.S. Treasury Note, Floating Rate Note,
                                  10/31/17                                                     7,535,257
        5,930,000          0.61   United States Treasury Floating Rate Note,
                                  Floating Rate Note, 1/31/18                                  5,943,574
       16,365,000          0.53   United States Treasury Floating Rate Note,
                                  Floating Rate Note, 4/30/18                                 16,383,640
--------------------------------------------------------------------------------------------------------
                                  TOTAL U.S. GOVERNMENT AND AGENCY
                                  OBLIGATIONS
                                  (Cost $39,830,822)                                     $    39,861,321
--------------------------------------------------------------------------------------------------------
                                  MUNICIPAL BONDS -- 0.9% (h)
                                  Municipal Development -- 0.5%
        1,355,000          0.49   Lower Neches Valley Authority Industrial
                                  Development Corp., Floating Rate Note,
                                  11/1/38                                                $     1,355,000
        3,800,000          0.48   Mississippi Business Finance Corp., Floating
                                  Rate Note, 11/1/35                                           3,800,000
                                                                                         ---------------
                                                                                         $     5,155,000
--------------------------------------------------------------------------------------------------------
                                  Higher Municipal Education -- 0.4%
        5,000,000          0.40   Massachusetts Health & Educational Facilities
                                  Authority, Floating Rate Note, 11/1/49                 $     5,000,000
--------------------------------------------------------------------------------------------------------
                                  TOTAL MUNICIPAL BONDS
                                  (Cost $10,155,000)                                     $    10,155,000
--------------------------------------------------------------------------------------------------------
                                  SENIOR FLOATING RATE LOAN
                                  INTERESTS -- 6.4%**
                                  ENERGY -- 0.7%
                                  Oil & Gas Drilling -- 0.3%
        3,863,910          7.50   Jonah Energy LLC, Term Loan (Second
                              `   Lien), 5/8/21                                          $     3,690,034
--------------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 0.4%
          954,174         15.00   Ascent Resources Utica LLC, Term Loan
                                  (Second Lien), 7/1/19                                  $       405,524
        3,252,286          9.75   EP Energy LLC, Loan, 6/30/21                                 3,333,593
                                                                                         ---------------
                                                                                         $     3,739,117
                                                                                         ---------------
                                  Total Energy                                           $     7,429,151
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 37

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 0.5%
                                  Specialty Chemicals -- 0.1%
        1,224,263          3.75   Axalta Coating Systems US Holdings, Inc.,
                                  Refinanced Term B Loan, 2/1/20                         $     1,234,721
--------------------------------------------------------------------------------------------------------
                                  Diversified Metals & Mining -- 0.1%
          849,664          3.75   Fortescue Metals Group Ltd., Bank Loan,
                                  6/30/19                                                $       850,063
--------------------------------------------------------------------------------------------------------
                                  Steel -- 0.3%
        3,441,375          6.00   Zekelman Industries, Inc., Term Loan, 6/8/21           $     3,480,090
                                                                                         ---------------
                                  Total Materials                                        $     5,564,874
--------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                  Diversified Support Services -- 0.0%+
          414,577          4.84   IAP Worldwide Services, Inc., Term Loan, 7/18/19       $       385,557
                                                                                         ---------------
                                  Total Commercial Services & Supplies                   $       385,557
--------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 0.8%
                                  Auto Parts & Equipment -- 0.8%
            4,157          3.25   Allison Transmission, Inc., Term B-3 Loan,
                                  8/23/19                                                $         4,195
        1,920,946          4.50   TI Group Automotive Systems LLC, Initial US
                                  Term Loan, 6/25/22                                           1,927,334
        6,894,273          4.00   Tower Automotive Holdings USA LLC, Initial
                                  Term Loan (2014), 4/23/20                                    6,898,582
                                                                                         ---------------
                                                                                         $     8,830,111
                                                                                         ---------------
                                  Total Automobiles & Components                         $     8,830,111
--------------------------------------------------------------------------------------------------------
                                  MEDIA -- 0.6%
                                  Advertising -- 0.2%
        1,948,106          6.75   Affinion Group, Inc., Tranche B Term Loan,
                                  4/30/18                                                $     1,898,591
--------------------------------------------------------------------------------------------------------
                                  Broadcasting -- 0.1%
        1,387,878          4.00   Univision Communications, Inc., Replacement
                                  First-Lien Term Loan (C-4), 3/1/20                     $     1,391,637
--------------------------------------------------------------------------------------------------------
                                  Movies & Entertainment -- 0.3%
          154,021          3.75   Cinedigm Digital Funding 1 LLC, Term Loan,
                                  2/28/18                                                $       153,636
        2,800,000          8.50   Redbox Automated Retail LLC, Term Loan
                                  (First Lien), 9/28/21                                        2,731,168
                                                                                         ---------------
                                                                                         $     2,884,804
                                                                                         ---------------
                                  Total Media                                            $     6,175,032
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.4%
                                  Automotive Retail -- 0.4%
        4,742,478          5.75   CWGS Group LLC, Term Loan, 2/20/20                     $     4,763,226
                                                                                         ---------------
                                  Total Retailing                                        $     4,763,226
--------------------------------------------------------------------------------------------------------
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                  Personal Products -- 0.1%
        1,060,000          4.25   Revlon Consumer Products Corp., Initial Term B
                                  Loan, 7/22/23                                          $     1,063,810
                                                                                         ---------------
                                  Total Household & Personal Products                    $     1,063,810
--------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                                  Health Care Supplies -- 0.2%
        2,349,815          5.00   Kinetic Concepts, Inc., Dollar Term F Loan,
                                  11/30/20                                               $     2,367,194
--------------------------------------------------------------------------------------------------------
                                  Health Care Services -- 0.8%
        1,147,843          4.25   Alliance HealthCare Services, Inc., Initial Term
                                  Loan, 6/3/19                                           $     1,105,755
          713,614          6.50   Ardent Legacy Acquisitions, Inc., Term Loan,
                                  7/31/21                                                        713,614
        1,966,773          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                 1,938,091
        1,180,064          6.50   BioScrip, Inc., Term Loan, 7/31/20                           1,162,855
        2,525,250          4.25   National Mentor Holdings, Inc., Tranche B
                                  Term Loan, 1/31/21                                           2,531,563
        1,338,612          4.50   National Surgical Hospitals, Inc., Term Loan
                                  (First Lien), 5/15/22                                        1,323,954
                                                                                         ---------------
                                                                                         $     8,775,832
--------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 0.1%
          697,395          9.75   MMM Holdings, Inc., Term Loan, 10/9/17 (e)             $       660,781
--------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 0.0%+
          507,002          9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                                  12/12/17 (e)                                           $       480,384
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $    12,284,191
--------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.3%
                                  Biotechnology -- 0.3%
        2,798,490          7.00   Lantheus Medical Imaging, Inc., Initial Term
                                  Loan, 6/25/22                                          $     2,754,182
                                                                                         ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                          $     2,754,182
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 39

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                          Value
--------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.2%
                                  Other Diversified Financial Services -- 0.2%
        2,406,958          4.75   Builders FirstSource, Inc., Initial Term
                                  Loan, 7/31/22                                          $     2,421,700
                                                                                         ---------------
                                  Total Diversified Financials                           $     2,421,700
--------------------------------------------------------------------------------------------------------
                                  INSURANCE -- 0.0%+
                                  Multi-line Insurance -- 0.0%+
          365,064          4.75   Alliant Holdings Intermediate LLC, Initial Term
                                  Loan, 7/28/22                                          $       365,786
                                                                                         ---------------
                                  Total Insurance                                        $       365,786
--------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 0.2%
                                  IT Consulting & Other Services -- 0.2%
        1,955,000          5.84   Evergreen Skills Lux Sarl, Initial Term Loan (First
                                  Lien), 4/23/21                                         $     1,743,616
                                                                                         ---------------
                                  Total Software & Services                              $     1,743,616
--------------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 0.4%
                                  Semiconductors -- 0.4%
        4,450,000          3.78   On Semiconductor Corp., Term Loan (First
                                  Lien), 3/31/23                                         $     4,480,990
                                                                                         ---------------
                                  Total Semiconductors & Semiconductor
                                  Equipment                                              $     4,480,990
--------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 0.9%
                                  Integrated Telecommunication Services -- 0.9%
        5,000,000          0.00   Level 3 Financing, Inc., Tranche B-II 2022 Term
                                  Loan, 5/31/22                                          $     5,026,250
        5,100,408          3.50   Virgin Media Investment Holdings, Ltd.,
                                  F Facility, 6/30/23                                          5,125,380
                                                                                         ---------------
                                                                                         $    10,151,630
                                                                                         ---------------
                                  Total Telecommunication Services                       $    10,151,630
--------------------------------------------------------------------------------------------------------
                                  UTILITIES -- 0.2%
                                  Electric Utilities -- 0.1%
          222,010          5.00   TEX Operations Co LLC, Term C Loan, 7/27/23            $       223,745
          973,430          5.00   TEX Operations Co LLC, Term Loan, 7/27/23                      981,035
                                                                                         ---------------
                                                                                         $     1,204,780
--------------------------------------------------------------------------------------------------------
                                  Water Utilities -- 0.1%
          608,012          4.00   WCA Waste Systems Inc., Term Loan (First
                                  Lien), 8/12/23                                         $       608,772
                                                                                         ---------------
                                  Total Utilities                                        $     1,813,552
--------------------------------------------------------------------------------------------------------
                                  TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                  (Cost $69,777,191)                                     $    70,227,408
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                                  RIGHTS / WARRANTS -- 0.0%+
                                  HEALTH CARE EQUIPMENT &
                                  SERVICES -- 0.0%+
                                  Health Care Services -- 0.0%+
            2,136                 Bioscrip Inc. Warrants, Class A, 6/30/25 (c)           $            --
            2,136                 Bioscrip Inc. Warrants, Class B, 6/30/25 (c)                        --
                                                                                         ---------------
                                  Total Health Care Equipment & Services                 $            --
--------------------------------------------------------------------------------------------------------
                                  TOTAL RIGHTS / WARRANTS
                                  (Cost $--)                                             $            --
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)
--------------------------------------------------------------------------------------------------------
                                  TEMPORARY CASH INVESTMENTS -- 1.0%
                                  Commercial Paper -- 0.8%
        2,750,000                 BNP Paribas SA, Commercial Paper, 11/1/16 (d)          $     2,749,968
        2,750,000                 Prudential Funding, Inc., Commercial Paper,
                                  11/1/16 (d)                                                  2,749,971
        2,750,000                 Societe Generale, Inc., Commercial Paper,
                                  11/1/16 (d)                                                  2,749,977
                                                                                         ---------------
                                                                                         $     8,249,916
--------------------------------------------------------------------------------------------------------
                                  Certificate of Deposit -- 0.2%
        2,770,000          1.26   Sumitomo Mitsui, Floating Rate Note, 11/1/16           $     2,773,884
--------------------------------------------------------------------------------------------------------
                                  TOTAL TEMPORARY CASH INVESTMENTS
                                  (Cost $11,020,000)                                     $    11,023,800
--------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT IN SECURITIES -- 98.7%
                                  (Cost $1,068,481,763) (a)                              $ 1,085,809,107
--------------------------------------------------------------------------------------------------------
                                  OTHER ASSETS & LIABILITIES -- 1.3%                     $    14,425,668
--------------------------------------------------------------------------------------------------------
                                  NET ASSETS -- 100.0%                                   $ 1,100,234,775
========================================================================================================

+            Amount rounds to less than 0.1%.

*            Non-income producing security.

(Cat Bond)   Catastrophe or event-linked bond. At October 31, 2016,
             the value of these securities amounted to $4,304,875 or 0.4% of net assets. See Notes to Financial Statements -- Note 1G.

(Perpetual)  Security with no stated maturity date.

(PIK)        Represents a pay in kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REMICS       Real Estate Mortgage Investment Conduits.

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2016, the value of these securities amounted to $291,418,178 or 26.5% of net assets.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 41

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major U.S. banks,
             (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,073,187,456 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                               $ 62,410,661
                 Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                                (49,789,010)
                                                                                           ------------
                 Net unrealized appreciation                                               $ 12,621,651
                                                                                           ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)          Security is in default.

(f) Structured reinsurance investment. At October 31, 2016, the value of these securities amounted to $38,758,452 or 3.5% of net assets. See Notes to Financial Statements -- Note 1G.

(g)          Rate to be determined.

(h)          Consists of Revenue Bonds unless otherwise indicated.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                    Purchases       Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                           $ 48,392,315    $ 33,559,409
Other Long-Term Securities                          $390,338,905    $501,429,191

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended October 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $31,802,006 and $30,637,168, respectively, which resulted in a net realized loss of (889,160).

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/16

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Premiums       Unrealized
Notional                          Obligation               Credit            Expiration     Paid           Appreciation
Principal ($)(1)   Exchange       Entity/Index     Coupon  Rating(2)         Date           (Received)     (Depreciation)
--------------------------------------------------------------------------------------------------------------------------
      27,629,015   Chicago        Markit CDX       5.00%   B+                12/20/19       $1,879,643     $(18,749)
                   Mercantile     North America
                   Exchange       High Yield
                                  Index
       5,979,600   Chicago        Markit CDX       5.00%   B+                12/20/20          138,129       16,841
                   Mercantile     North America
                   Exchange       High Yield
                                  Index
--------------------------------------------------------------------------------------------------------------------------
                                                                                            $2,017,772     $ (1,908)
==========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 43

The following is a summary of the inputs used as of October 31, 2016, in valuing the Fund's investments:

------------------------------------------------------------------------------------------
                               Level 1         Level 2       Level 3        Total
------------------------------------------------------------------------------------------
Convertible Corporate Bonds    $          --   $125,915,332  $          --  $  125,915,332
Preferred Stocks
  Transportation
     Air Freight & Logistics              --        988,010             --         988,010
  Diversified Financials
     Consumer Finance              2,497,983             --             --       2,497,983
Convertible Preferred Stocks
  Health Care Equipment
     & Services
     Health Care Services                 --             --         67,755          67,755
     Health Care Facilities               --        921,495             --         921,495
  All Other Convertible
     Preferred Stocks             13,518,449             --             --      13,518,449
Common Stock
  Energy
     Oil & Gas Exploration
        & Production                      --        372,379             --         372,379
  Capital Goods
     Industrial Machinery                 --             --            737             737
  Commercial Services
     & Supplies
     Diversified Support
        Services                          --         71,570             --          71,570
  Transportation
     Air Freight & Logistics              --        456,412             --         456,412
  Consumer Services
     Education Services                   --        286,303             --         286,303
  All Other Common Stocks         51,923,713             --             --      51,923,713
Asset Backed Securities                   --      1,703,613             --       1,703,613
Collateralized Mortgage
  Obligations                             --     22,259,946             --      22,259,946
Corporate Bonds
  Insurance
     Reinsurance                          --      3,104,875     39,958,452      43,063,327
  All Other Corporate Bonds               --    690,494,554             --     690,494,554
U.S. Government
  Agency Obligations                      --     39,861,321             --      39,861,321
Municipal Bonds                           --     10,155,000             --      10,155,000
Senior Floating Rate
  Loan Interests                          --     70,227,408             --      70,227,408
Warrants*                                 --             --             --              --
Commercial Paper                          --      8,249,916             --       8,249,916
Certificate of Deposit                    --      2,773,884             --       2,773,884
------------------------------------------------------------------------------------------
Total                          $  67,940,145   $977,842,018  $  40,026,944  $1,085,809,107
==========================================================================================

* Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/16

----------------------------------------------------------------------------------------
                                    Level 1            Level 2   Level 3       Total
----------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation on
  futures contracts                 $605,570   $            --   $         --  $605,570
Unrealized appreciation on
  swap contracts                          --            16,841             --    16,841
Unrealized depreciation on
  swap contracts                          --           (18,749)            --   (18,749)
----------------------------------------------------------------------------------------
Total Other Financial Instruments   $605,570   $        (1,908)  $         --  $603,662
========================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------
                            Convertible
                            Preferred     Preferred      Common      Corporate
                            Bonds         Stocks         Stocks      Bonds          Total
--------------------------------------------------------------------------------------------------
Balance as of 10/31/15      $58,827       $    83,750    $737        $ 57,024,299   $ 57,167,613
Realized gain (loss)(1)          --                --      --            (236,763)      (236,763)
Change in unrealized
  appreciation
  (depreciation)(2)           8,928           (83,750)     --           3,978,646      3,903,824
Purchases                        --                --      --          35,730,952     35,730,952
Sales                            --                --      --         (56,538,682)   (56,538,682)
Changes between Level 3*         --                --      --                  --             --
--------------------------------------------------------------------------------------------------
Balance as of 10/31/16      $67,755       $        --    $737        $ 39,958,452   $ 40,026,944
==================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 10/31/16                                                        $1,533,065
                                                                                ----------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 45

Statement of Assets and Liabilities | 10/31/16

ASSETS:
  Investment in securities (cost $1,068,481,763)                    $1,085,809,107
  Cash                                                                   6,906,042
  Foreign currencies, at value (cost $237)                                     237
  Restricted cash *                                                      2,170,913
  Receivables --
     Investment securities sold                                          2,245,726
     Fund shares sold                                                    1,484,623
     Interest                                                           13,050,368
     Dividends                                                              87,765
     Variation margin for futures contracts                                 39,035
  Other assets                                                             372,233
----------------------------------------------------------------------------------
         Total assets                                               $1,112,166,049
==================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                $    8,331,580
     Fund shares repurchased                                             2,559,429
     Distributions                                                         416,032
     Trustee fees                                                            5,097
  Variation margin for centrally cleared swap contracts                     20,127
  Due to affiliates                                                        172,881
  Accrued expenses                                                         426,128
----------------------------------------------------------------------------------
           Total liabilities                                        $   11,931,274
==================================================================================
NET ASSETS:
  Paid-in capital                                                   $1,139,975,307
  Distributions in excess of net investment income                        (968,515)
  Accumulated net realized loss on investments, futures contracts,
     foreign currency transactions, and swap contracts                 (56,702,929)
  Net unrealized depreciation on investments                            17,327,344
  Unrealized appreciation on futures contracts                             605,570
  Net unrealized depreciation on centrally cleared swap contracts           (1,908)
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                         (94)
----------------------------------------------------------------------------------
         Net assets                                                 $1,100,234,775
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $580,260,249/61,531,881 shares)                 $         9.43
  Class C (based on $259,910,364/26,993,521 shares)                 $         9.63
  Class R (based on $29,721,434/2,783,993 shares)                   $        10.68
  Class Y (based on $230,342,728/24,402,053 shares)                 $         9.44
MAXIMUM OFFERING PRICE:
  Class A ($9.43/ 95.5%)                                            $         9.87
==================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/16

Statement of Operations

For the Year Ended 10/31/16

INVESTMENT INCOME:
  Interest                                                          $ 66,970,415
  Dividend (net of foreign taxes withheld $5,250)                      3,037,766
---------------------------------------------------------------------------------------------------
         Total investment income                                                      $ 70,008,181
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  7,454,725
  Transfer agent fees
     Class A                                                             121,298
     Class C                                                              20,817
     Class R                                                               2,334
     Class Y                                                               2,260
  Distribution fees
     Class A                                                           1,462,154
     Class C                                                           2,702,816
     Class R                                                             151,150
  Shareholder communications expense                                   1,471,111
  Administrative expense                                                 414,246
  Custodian fees                                                          51,342
  Registration fees                                                       85,337
  Professional fees                                                      257,525
  Printing expense                                                        55,341
  Fees and expenses of nonaffiliated Trustees                             48,180
  Miscellaneous                                                          113,142
---------------------------------------------------------------------------------------------------
     Total expenses                                                                   $ 14,413,778
---------------------------------------------------------------------------------------------------
         Net investment income                                                        $ 55,594,403
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS
AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                    $(56,922,450)
     Futures contracts                                                (1,929,745)
     Swap contracts                                                    1,945,870
     Other assets and liabilities denominated in
        foreign currencies                                                  (941)     $(56,907,266)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $ 71,347,535
     Futures contracts                                                 3,562,010
     Swap contracts                                                   (1,134,987)
     Other assets and liabilities denominated in
        foreign currencies                                                   (94)     $ 73,774,464
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts and swap contracts                                             $ 16,867,198
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $ 72,461,601
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 47

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                             Year Ended       Year Ended
                                                             10/31/16         10/31/15
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   55,594,403   $   62,054,169
Net realized gain (loss) on investments, futures contracts,
  swap contracts and other assets and liabilities
  denominated in foreign currencies                             (56,907,266)      12,806,465
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts and other
  assets and liabilities denominated in foreign currencies       73,774,464     (119,260,414)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                    $   72,461,601   $  (44,399,780)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.48 and $0.45 per share, respectively)      $  (30,736,966)  $  (36,251,392)
      Class B* ($0.00 and $0.01 per share, respectively)                 --          (13,339)
      Class C ($0.42 and $0.38 per share, respectively)         (12,301,556)     (13,606,421)
      Class R ($0.49 and $0.47 per share, respectively)          (1,455,477)      (1,834,583)
      Class Y ($0.50 and $0.48 per share, respectively)         (12,904,081)     (11,161,976)
      Class Z** ($0.00 and $0.33 per share, respectively)                --         (169,975)
Net realized gain:
      Class A ($0.07 and $0.47 per share, respectively)          (4,544,310)     (39,952,753)
      Class C ($0.07 and $0.47 per share, respectively)          (2,101,774)     (17,243,465)
      Class R ($0.07 and $0.47 per share, respectively)            (210,950)      (1,986,479)
      Class Y ($0.07 and $0.47 per share, respectively)          (1,776,087)     (10,891,583)
      Class Z** ($0.00 and $0.47 per share, respectively)                --         (204,761)
---------------------------------------------------------------------------------------------
          Total distributions to shareowners                 $  (66,031,201)  $ (133,316,727)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  150,075,971   $  349,181,937
Reinvestment of distributions                                    57,858,717      114,304,411
Cost of shares repurchased                                     (378,274,434)    (639,420,837)
---------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
          share transactions                                 $ (170,339,746)  $ (175,934,489)
---------------------------------------------------------------------------------------------
      Net decrease in net assets                             $ (163,909,346)  $ (353,650,996)
NET ASSETS:
Beginning of year                                            $1,264,144,121   $1,617,795,117
---------------------------------------------------------------------------------------------
End of year                                                  $1,100,234,775   $1,264,144,121
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $     (968,515)  $   (1,689,788)
=============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------
                           Year Ended    Year Ended           Year Ended    Year Ended
                           10/31/16      10/31/16             10/31/15      10/31/15
                           Shares        Amount               Shares        Amount
-------------------------------------------------------------------------------------------
Class A
Shares sold                  7,756,351   $      69,548,945     15,132,051   $  149,632,637
Reinvestment of
   distributions             3,556,932          32,089,083      6,983,820       69,075,879
Less shares repurchased    (19,657,393)       (176,937,468)   (37,230,097)    (361,942,117)
-------------------------------------------------------------------------------------------
      Net decrease          (8,344,110)  $     (75,299,440)   (15,114,226)  $ (143,233,601)
===========================================================================================
Class B*
Shares sold or exchanged            --   $              --          1,587   $       16,884
Reinvestment of
   distributions                    --                  --             --               --
Less shares repurchased             --                  --     (1,349,985)     (14,282,939)
-------------------------------------------------------------------------------------------
      Net decrease                  --   $              --     (1,348,398)  $  (14,266,055)
===========================================================================================
Class C
Shares sold                  1,123,650   $      10,349,673      2,156,459   $   21,705,372
Reinvestment of
   distributions             1,211,226          11,149,266      2,299,470       23,227,333
Less shares repurchased     (7,999,161)        (73,402,487)    (8,763,104)     (87,499,120)
-------------------------------------------------------------------------------------------
      Net decrease          (5,664,285)  $     (51,903,548)    (4,307,175)  $  (42,566,415)
===========================================================================================
Class R
Shares sold                    802,213   $       8,115,504        958,719   $   10,518,554
Reinvestment of
   distributions               146,753           1,496,808        323,874        3,618,079
Less shares repurchased     (1,671,454)        (17,057,050)    (2,096,080)     (23,179,692)
-------------------------------------------------------------------------------------------
      Net decrease            (722,488)  $      (7,444,738)      (813,487)  $   (9,043,059)
===========================================================================================
Class Y
Shares sold                  6,867,808   $      62,061,849     17,113,943   $  163,871,492
Reinvestment of
   distributions             1,453,136          13,123,560      1,823,872       18,015,138
Less shares repurchased    (12,281,090)       (110,877,429)   (14,704,582)    (144,264,313)
-------------------------------------------------------------------------------------------
      Net increase
          (decrease)        (3,960,146)  $     (35,692,020)     4,233,233   $   37,622,317
===========================================================================================
Class Z**
Shares sold or exchanged            --   $              --        376,250   $    3,436,998
Reinvestment of
   distributions                    --                  --         39,754          367,982
Less shares repurchased             --                  --       (905,767)      (8,252,656)
-------------------------------------------------------------------------------------------
      Net decrease                  --   $              --       (489,763)  $   (4,447,676)
===========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 49

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year            Year
                                                             Year         Year         Year       Ended           Ended
                                                             Ended        Ended        Ended      10/31/13        10/31/12
                                                             10/31/16     10/31/15     10/31/14   (Consolidated)  (Consolidated)
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.33     $  10.54     $  11.07   $    10.25      $     9.67
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.46(b)  $   0.44(b)  $   0.46   $     0.51      $     0.51
   Net realized and unrealized gain (loss) on investments        0.19        (0.73)       (0.11)        0.84            0.59
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.65     $  (0.29)    $   0.35   $     1.35      $     1.10
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.48)    $  (0.45)    $  (0.49)  $    (0.53)     $    (0.52)
   Net realized gain                                            (0.07)       (0.47)       (0.39)          --              --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.55)    $  (0.92)    $  (0.88)  $    (0.53)     $    (0.52)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.10     $  (1.21)    $  (0.53)  $     0.82      $     0.58
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.43     $   9.33     $  10.54   $    11.07      $    10.25
================================================================================================================================
Total return*                                                    7.29%       (2.97)%       3.22%       13.52%(a)       11.66%
Ratio of net expenses to average net assets                      1.17%        1.17%        1.15%        1.14%           1.16%
Ratio of net investment income (loss) to average net assets      5.09%        4.51%        4.34%        4.82%           5.18%
Portfolio turnover rate                                            41%          32%          28%          46%             33%
Net assets, end of period (in thousands)                     $580,260     $651,646     $895,795   $1,206,497      $1,263,707
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Annual Report | 10/31/16

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year           Year
                                                             Year         Year         Year       Ended          Ended
                                                             Ended        Ended        Ended      10/31/13       10/31/12
                                                             10/31/16     10/31/15     10/31/14   (Consolidated) (Consolidated)
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.52     $  10.74     $  11.28   $  10.43       $   9.84
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.41(b)  $   0.38(b)  $   0.40   $   0.44       $   0.45
   Net realized and unrealized gain (loss) on investments        0.19        (0.75)       (0.13)      0.87           0.59
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.60     $  (0.37)    $   0.27   $   1.31       $   1.04
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.42)    $  (0.38)    $  (0.42)  $  (0.46)      $  (0.45)
   Net realized gain                                            (0.07)       (0.47)       (0.39)        --             --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.49)    $  (0.85)    $  (0.81)  $  (0.46)      $  (0.45)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.11     $  (1.22)    $  (0.54)  $   0.85       $   0.59
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.63     $   9.52     $  10.74   $  11.28       $  10.43
===============================================================================================================================
Total return*                                                    6.60%       (3.64)%       2.41%     12.87%(a)      10.85%
Ratio of net expenses to average net assets                      1.88%        1.89%        1.83%      1.86%          1.85%
Ratio of net investment income (loss) to average net assets      4.40%        3.79%        3.65%      4.11%          4.50%
Portfolio turnover rate                                            41%          32%          28%        46%            33%
Net assets, end of period (in thousands)                     $259,910     $310,805     $397,186   $443,442       $467,377
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 51

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year             Year
                                                             Year         Year        Year      Ended            Ended
                                                             Ended        Ended       Ended     10/31/13         10/31/12
                                                             10/31/16     10/31/15    10/31/14  (Consolidated)   (Consolidated)
-------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 10.53      $ 11.84     $ 12.39   $ 11.46          $ 10.82
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.49(b)   $  0.46(b)  $  0.48   $  0.53          $  0.53
   Net realized and unrealized gain (loss) on investments       0.22        (0.83)      (0.14)     0.95             0.64
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.71      $ (0.37)    $  0.34   $  1.48          $  1.17
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.49)     $ (0.47)    $ (0.50)  $ (0.55)         $ (0.53)
   Net realized gain                                           (0.07)       (0.47)      (0.39)       --               --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.56)     $ (0.94)    $ (0.89)  $ (0.55)         $ (0.53)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.15      $ (1.31)    $ (0.55)  $  0.93          $  0.64
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.68      $ 10.53     $ 11.84   $ 12.39          $ 11.46
===============================================================================================================================
Total return*                                                   7.11%(c)    (3.36)%      2.82%    13.24%(a)        11.11%
Ratio of net expenses to average net assets                     1.49%        1.51%       1.49%     1.47%            1.56%
Ratio of net investment income (loss) to average net assets     4.76%        4.16%       3.99%     4.50%            4.79%
Portfolio turnover rate                                           41%          32%         28%       46%              33%
Net assets, end of period (in thousands)                     $29,721      $36,931     $51,146   $56,248          $69,207
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year             Year
                                                             Year         Year         Year       Ended            Ended
                                                             Ended        Ended        Ended      10/31/13         10/31/12
                                                             10/31/16     10/31/15     10/31/14   (Consolidated)   (Consolidated)
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.34     $  10.55     $  11.08   $  10.25         $   9.67
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.49(b)  $   0.47(b)  $   0.50   $   0.55         $   0.54
   Net realized and unrealized gain (loss) on investments        0.18        (0.73)       (0.12)      0.85             0.59
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.67     $  (0.26)    $   0.38   $   1.40         $   1.13
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.50)    $  (0.48)    $  (0.52)  $  (0.57)        $  (0.55)
   Net realized gain                                            (0.07)       (0.47)       (0.39)        --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.57)    $  (0.95)    $  (0.91)  $  (0.57)        $  (0.55)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.10     $  (1.21)    $  (0.53)  $   0.83         $   0.58
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.44     $   9.34     $  10.55   $  11.08         $  10.25
=================================================================================================================================
Total return*                                                    7.62%       (2.69)%       3.55%     13.98%(a)        12.02%
Ratio of net expenses to average net assets                      0.87%        0.88%        0.84%      0.82%            0.82%
Ratio of net investment income (loss) to average net assets      5.39%        4.77%        4.64%      5.12%            5.51%
Portfolio turnover rate                                            41%          32%          28%        46%              33%
Net assets, end of period (in thousands)                     $230,343     $264,761     $254,504   $330,398         $287,901
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 53

Notes to Financial Statements | 10/31/16

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offered four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

54 Pioneer High Yield Fund | Annual Report | 10/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 55

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2016, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.01% of net assets.

56 Pioneer High Yield Fund | Annual Report | 10/31/16

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2016, the Fund reclassified $2,524,950 to decrease distributions in excess of net investment income and $2,524,950 to increase accumulated net realized loss on investments, futures contracts, foreign currency transactions, and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 57

     At October 31, 2016, the Fund was permitted to carry forward indefinitely $5,881,906 of short-term losses and $50,011,043 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the fiscal years ended October 31, 2016, and October 31, 2015, was as follows:

     ---------------------------------------------------------------------------
                                                            2016            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $57,398,080    $ 72,847,189
     Long term capital gain                            8,633,121      60,469,538
     ---------------------------------------------------------------------------
          Total                                      $66,031,201    $133,316,727
     ---------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2016:

     ---------------------------------------------------------------------------
                                                                          2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  3,699,909
     Capital loss carryforward                                      (55,892,949)
     Dividend payable                                                  (416,032)
     Net unrealized appreciation                                     12,868,540
     ---------------------------------------------------------------------------
          Total                                                    $(39,740,532)
     ===========================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, interest accruals on defaulted bonds, preferred stocks, Real Estate Investment Trust (REIT) and other holdings.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $21,156 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

58 Pioneer High Yield Fund | Annual Report | 10/31/16

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 59

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

G.   Insurance-linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be

60 Pioneer High Yield Fund | Annual Report | 10/31/16 difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2016, was $989,000. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2016, was $(26,914,994).

     At October 31, 2016, open futures contracts were as follows:

     ------------------------------------------------------------------------------------
                                 Number of
                                 Contracts      Settlement                   Unrealized
     Type         Counterparty   Long/(Short)   Month        Value           Appreciation
     ------------------------------------------------------------------------------------
     S&P 500      Citibank NA    (211)          12/16        $(22,367,055)   $605,570
       EMINI
     ------------------------------------------------------------------------------------
          Total                  (211)                       $(22,367,055)   $605,570
     ====================================================================================

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio

                           Pioneer High Yield Fund | Annual Report | 10/31/16 61 securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial

62 Pioneer High Yield Fund | Annual Report | 10/31/16 margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at October 31, 2016 was $1,506,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

     Open credit default swap contracts at October 31, 2016, are listed in the Schedule of Investments. The average value of credit default swap contracts open during the year ended October 31, 2016, was $1,954,006.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.67% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $83,313 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 63

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended October 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  824,000
Class C                                                                  315,200
Class R                                                                   68,211
Class Y                                                                  263,700
--------------------------------------------------------------------------------
    Total                                                             $1,471,111
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $89,568 in distribution fees payable to PFD at October 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original

64 Pioneer High Yield Fund | Annual Report | 10/31/16 purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2016, CDSCs in the amount of $11,994 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2016, the Fund had no borrowings under the credit facility.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 65

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2016, was as follows:

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                           Foreign
                                 Interest     Credit       Exchange    Equity        Commodity
                                 Rate Risk    Risk         Rate Risk   Risk          Risk
-----------------------------------------------------------------------------------------------
Assets
Unrealized appreciation
 of futures contracts*           $  --        $   --       $  --       $605,570      $  --
-----------------------------------------------------------------------------------------------
    Total Value                  $  --        $   --       $  --       $605,570      $  --
===============================================================================================
Liabilities
Net unrealized depreciation
 on centrally cleared
 swap contracts                  $  --        $1,908       $  --       $     --      $  --
===============================================================================================
    Total Value                  $  --        $1,908       $  --       $     --      $  --
===============================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2016 was as follows:

------------------------------------------------------------------------------------------------------
Statement of Operations
                                                               Foreign
                                 Interest     Credit           Exchange     Equity          Commodity
                                 Rate Risk    Risk             Rate Risk    Risk            Risk
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts                  $  --        $ 1,945,870      $  --        $        --     $  --
 Futures contracts                  --                 --         --         (1,929,745)       --
------------------------------------------------------------------------------------------------------
    Total Value                  $  --        $ 1,945,870      $  --        $(1,929,745)    $  --
======================================================================================================
Change in net unrealized
 appreciation
 (depreciation) on
 Swap contracts                  $  --        $(1,134,987)     $  --        $        --     $  --
 Futures contracts                  --                 --         --          3,562,010        --
------------------------------------------------------------------------------------------------------
    Total Value                  $  --        $(1,134,987)     $  --        $ 3,562,010     $  --
======================================================================================================

7. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The plaintiff in the matter seeks to recover approximately $73 million in principal from the Fund, together with interest. The litigation, which is one of four lawsuits arising from the bankruptcy of Lyondell Chemical Company, asserts both constructive and actual intent fraudulent transfers. The Fund believes the lawsuit is without merit and is defending the

66 Pioneer High Yield Fund | Annual Report | 10/31/16 matter vigorously. On May 4, 2016, the Fund filed a renewed motion to dismiss the constructive fraudulent transfer count of the complaint on the grounds that a recent decision from the Second Circuit Court of Appeals required dismissal. On July 20, 2016, Judge Glenn of the United States Bankruptcy Court for the Southern District of New York granted the renewed motion to dismiss, subject to review by the District Court. On August 3, 2016, the plaintiff objected to Judge Glenn's recommendation. As of the date of this report, the District Court has not yet issued a decision.

The actual intent claims asserted in the four related lawsuits were previously dismissed by then-Judge Gerber of the United States Bankruptcy Court for the Southern District of New York on November 18, 2015. On July 27, 2016, the District Court issued an opinion in one of the lawsuits (in which the Fund is not named as a defendant) that reversed the November 2015 dismissal of the actual intent claims and remanded the case to the Bankruptcy Court for further proceedings. The outcome of this litigation could impact the Fund's exposure. In addition, one of the other related cases (also one in which the Fund is not named as a defendant), involving many of the same facts, is currently being tried before Judge Glenn and his ruling may impact the claims asserted in our case. As of the date of this report, Judge Glenn has not yet issued a ruling.

It is reasonably possible that the Fund may experience an adverse outcome in one or more of the pending cases. Currently, the amount of any possible loss cannot be reasonably estimated. On December 4, 2014, the plaintiff made a settlement offer to all defendants in the Fund litigation. The plaintiff offered full settlement for 10% of the face amount of the claims. A limited group of small holders accepted the settlement offer. On April 24, 2015, the plaintiff renewed its settlement offer, offering full settlement for 8.5% of the face amount of the claims. The renewed settlement offer was not accepted. On May 27, 2016, the plaintiff renewed its settlement offer, offering full settlement for 3% of the face amount of the claims. While the plaintiff did not set a date by which defendants needed to accept the offer, it is unlikely, in light of the recent developments, that this settlement offer remains open.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield Fund (the "Fund"), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013 and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2016

68 Pioneer High Yield Fund | Annual Report | 10/31/16

Additional Information (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 82.49%.

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 69

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

70 Pioneer High Yield Fund | Annual Report | 10/31/16

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

                           Pioneer High Yield Fund | Annual Report | 10/31/16 71

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Fund's management fee was approximately three basis points higher than the median management fee paid by other funds in its Morningstar peer group, and less than one basis point higher than the management fee at the bottom of the third quintile. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

72 Pioneer High Yield Fund | Annual Report | 10/31/16

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the

                           Pioneer High Yield Fund | Annual Report | 10/31/16 73
relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

74 Pioneer High Yield Fund | Annual Report | 10/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 75

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2006. Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board         Serves until a      present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                   successor trustee   Executive Officer (2008 - 2012), Quadriserv, (investor communications
                              is elected or       Inc. (technology products for securities     and securities processing
                              earlier retirement  lending industry); and Senior Executive      provider for financial
                              or removal.         Vice President, The Bank of New York         services industry) (2009 -
                                                  (financial and securities services) (1986 -  present); Director,
                                                  2004)                                        Quadriserv, Inc. (2005 -
                                                                                               2013); and Commissioner,
                                                                                               New Jersey State Civil
                                                                                               Service Commission (2011 -
                                                                                               present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2005. Managing Partner, Federal City Capital       Director of New York
Trustee                       Serves until a      Advisors (corporate advisory services        Mortgage Trust
                              successor trustee   company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                              is elected or       Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012 -
                              earlier retirement  Analytica, Inc. (privately-held research     present); Director of The
                              or removal.         and consulting company) (2010); Executive    Swiss Helvetia Fund, Inc.
                                                  Vice President and Chief Financial Officer,  (closed-end fund) (2010 -
                                                  I-trax, Inc. (publicly traded health care    present); Director of
                                                  services company) (2004 - 2007); and         Oxford Analytica, Inc.
                                                  Executive Vice President and Chief           (2008 - present); and
                                                  Financial Officer, Pedestal Inc.             Director of Enterprise
                                                  (internet-based mortgage trading company)    Community Investment, Inc.
                                                  (2000 - 2002); Private consultant            (privately-held affordable
                                                  (1995-1997), Managing Director, Lehman       housing finance company)
                                                  Brothers (investment banking firm)           (1985 - 2010)
                                                  (1992-1995); and Executive, The World Bank
                                                  (1979-1992)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2008. William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                       Serves until a      Economy, Harvard University (1972 -          Institutional Funds
                              successor trustee   present)                                     Investment Trust and
                              is elected or                                                    Mellon Institutional Funds
                              earlier retirement                                               Master Portfolio (oversaw
                              or removal.                                                      17 portfolios in fund
                                                                                               complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

76 Pioneer High Yield Fund | Annual Report | 10/31/16

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 1998. Founding Director, Vice President and        None
Trustee                       Serves until a      Corporate Secretary, The Winthrop Group,
                              successor trustee   Inc. (consulting firm) (1982 - present);
                              is elected or       Desautels Faculty of Management, McGill
                              earlier retirement  University (1999 - present); and Manager of
                              or removal.         Research Operations and Organizational
                                                  Learning, Xerox PARC, Xerox's advance
                                                  research center (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 1998. President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a      Newbury Piret Company (investment banking    Income Fund, Inc.
                              successor trustee   firm) (1981 - present)                       (closed-end investment
                              is elected or                                                    company) (2004 - present);
                              earlier retirement                                               and Member, Board of
                              or removal.                                                      Governors, Investment
                                                                                               Company Institute (2000 -
                                                                                               2006)
--------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014. Consultant (investment company services)     None
Trustee                       Serves until a      (2012 - present); Executive Vice President,
                              successor trustee   BNY Mellon (financial and investment company
                              is elected or       services) (1969 - 2012); Director, BNY
                              earlier retirement  International Financing Corp. (financial
                              or removal.         services) (2002 - 2012); and Director,
                                                  Mellon Overseas Investment Corp. (financial
                                                  services) (2009 - 2012)
--------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/16 77

Interested Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and  Principal Occupation                         Other Directorships
Position Held With the Fund   Length of Service                                                Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014. Director and Executive Vice President        None
Trustee                       Serves until a      (since 2008) and Chief Investment Officer,
                              successor trustee   U.S. (since 2010) of PIM-USA; Executive
                              is elected or       Vice President of Pioneer (since 2008);
                              earlier retirement  Executive Vice President of Pioneer
                              or removal.         Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of
                                                  Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

78 Pioneer High Yield Fund | Annual Report | 10/31/16

Advisory Trustee

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer
Advisory Trustee              since 2014.         (healthcare workers union pension funds)     closed-end investment
                                                  (2001 - present); Vice President -           companies (5 portfolios)
                                                  International Investments Group, American    (Sept. 2015 - present)
                                                  International Group, Inc. (insurance
                                                  company) (1993 - 2001); Vice President
                                                  Corporate Finance and Treasury Group,
                                                  Citibank, N.A.(1980 - 1986 and 1990 -
                                                  1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of
                                                  debt securities) (1988 - 1990); Mortgage
                                                  Strategies Group, Shearson Lehman Hutton,
                                                  Inc. (investment bank) (1987 - 1988); and
                                                  Mortgage Strategies Group, Drexel Burnham
                                                  Lambert, Ltd. (investment bank) (1986 -
                                                  1987)
---------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 79

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014.         Chair, Director, CEO and President of        Trustee of Pioneer
President and                 Serves at the       Pioneer Investment Management-USA (since     closed-end investment
Chief Executive Officer       discretion of the   September 2014); Chair, Director, CEO and    companies (5 portfolios)
                              Board.              President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                  Inc. (since September 2014); Chair,
                                                  Director, CEO and President of Pioneer
                                                  Funds Distributor, Inc. (since September
                                                  2014); Chair, Director, CEO and President
                                                  of Pioneer Institutional Asset Management,
                                                  Inc. (since September 2014); and Chair,
                                                  Director, and CEO of Pioneer Investment
                                                  Management Shareholder Services, Inc.
                                                  (since September 2014); Managing Director,
                                                  Morgan Stanley Investment Management (2010
                                                  - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2003.         Vice President and Associate General         None
Secretary and Chief Legal     Serves at the       Counsel of Pioneer since January 2008;
Officer                       discretion of the   Secretary and Chief Legal Officer of all of
                              Board.              the Pioneer Funds since June 2010;
                                                  Assistant Secretary of all of the Pioneer
                                                  Funds from September 2003 to May 2010; and
                                                  Vice President and Senior Counsel of
                                                  Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves  Fund Governance Director of Pioneer since    None
Assistant Secretary           at the discretion   December 2006 and Assistant Secretary of
                              of the Board.       all the Pioneer Funds since June 2010;
                                                  Manager - Fund Governance of Pioneer from
                                                  December 2003 to November 2006; and Senior
                                                  Paralegal of Pioneer from January 2000 to
                                                  November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010.         Senior Counsel of Pioneer since May 2013     None
Assistant Secretary           Serves at the       and Assistant Secretary of all the Pioneer
                              discretion of the   Funds since June 2010; and Counsel of
                              Board.              Pioneer from June 2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2008.         Vice President - Fund Treasury of Pioneer;   None
Treasurer and                 Serves at the       Treasurer of all of the Pioneer Funds since
Chief Financial and           discretion of the   March 2008; Deputy Treasurer of Pioneer
Accounting Officer            Board.              from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer
                                                  Funds from March 2004 to February 2008
---------------------------------------------------------------------------------------------------------------------------------

80 Pioneer High Yield Fund | Annual Report | 10/31/16

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                               Other Directorships
Position Held With the Fund   Length of Service   Principal Occupation                         Held by Officer
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 1998.         Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer           Serves at the       Assistant Treasurer of all of the Pioneer
                              discretion of the   Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2002.         Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           Serves at the       Pioneer; and Assistant Treasurer of all of
                              discretion of the   the Pioneer Funds
                              Board.
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2009.         Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           Serves at the       of Pioneer since November 2008; Assistant
                              discretion of the   Treasurer of all of the Pioneer Funds since
                              Board.              January 2009; and Client Service Manager -
                                                  Institutional Investor Services at State
                                                  Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)          Since 2010.         Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      Serves at the       all the Pioneer Funds since March 2010;
                              discretion of the   Chief Compliance Officer of Pioneer
                              Board.              Institutional Asset Management, Inc. since
                                                  January 2012; Chief Compliance Officer of
                                                  Vanderbilt Capital Advisors, LLC since July
                                                  2012: Director of Adviser and Portfolio
                                                  Compliance at Pioneer since October 2005;
                                                  and Senior Compliance Officer for Columbia
                                                  Management Advisers, Inc. from October 2003
                                                  to October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2006.         Director - Transfer Agency Compliance of     None
Anti-Money Laundering         Serves at the       Pioneer and Anti-Money Laundering
Officer                       discretion of       Officer of all the Pioneer Funds since 2006
                              the Board.
---------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/16 81

                           This page for your notes.

82 Pioneer High Yield Fund | Annual Report | 10/31/16

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/16 83

                           This page for your notes.

84 Pioneer High Yield Fund | Annual Report | 10/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19441-10-1216


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $53,457 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $50,566 for the year ended October 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,778
payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $8,750 for the year ended October 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2016 and 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,778 payable to Deloitte & Touche LLP for the year ended
October 31, 2016 and $8,750 for the year ended October 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2016

* Print the name and title of each signing officer under his or her signature.